SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ASCENT MEDIA GROUP, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

ASCENT MEDIA GROUP, INC.

520 Broadway, 5th Floor
Santa Monica, California 90401
(310) 434-7000

December      , 2002

Dear Fellow Stockholder:

      On behalf of the board of directors and management of Ascent Media Group, Inc., we cordially invite you to attend the Company’s annual meeting of stockholders. The meeting will be held at 9:30 a.m. Pacific Standard Time, on January 23, 2003, at The Fairmont Miramar Hotel Santa Monica, 101 Wilshire Boulevard, Santa Monica, California. At the annual meeting, you will have the opportunity to meet with the Company’s management team and we will report to you on the Company’s financial and operating performance.

      As you know, an important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.

      Whether or not you plan to attend the annual meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. This will ensure that your shares are represented at the meeting.

      Your Board of Directors and management are committed to the success of the Company and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

William R. Fitzgerald
President and Chief Executive Officer

ASCENT MEDIA GROUP, INC.

520 Broadway, 5th Floor
Santa Monica, California 90401
(310) 434-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held January 23, 2003

To Our Stockholders:

      The 2002 Annual Meeting of Stockholders of Ascent Media Group, Inc. (the “Company”) will be held at 9:30 a.m. Pacific Standard Time, on January 23, 2003, at The Fairmont Miramar Hotel Santa Monica, 101 Wilshire Boulevard, Santa Monica, California, for the purpose of considering and acting upon the following matters:

1. Election of nominees to Class III of the Company’s board of directors;

2. Approval of the issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock after the date hereof pursuant to Supplement No. 3, dated as of August 13, 2002, to the First Amended and Restated Credit Agreement, dated as of December 22, 2000, between the Company and Liberty Media Corporation; the potential issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock pursuant to future supplements to the First Amended and Restated Credit Agreement for a purchase price per share or with an initial conversion price per share, as applicable, determined in a manner no less favorable to the Company than as provided in Supplement No. 3; and the potential issuance of shares of Class B common stock upon conversion of convertible notes convertible into shares of Class B common stock issued pursuant to Supplement No. 3 and outstanding on the date hereof; and

3. Ratification of the appointment of KPMG LLP as independent auditors for the Company for the year ending December 31, 2002.

and such other matters as may properly come before the annual meeting or any adjournments thereof. The board of directors is not aware of any other business scheduled for the annual meeting. Action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.

      Stockholders of record at the close of business on December 16, 2002 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof. A complete list of stockholders entitled to vote at the meeting will be available for inspection by stockholders during normal business hours at the executive offices of the Company located at 520 Broadway, 5th Floor, Santa Monica, California 90401, during the ten days prior to the meeting as well as at the meeting.

      Your vote is important. Please sign and date the enclosed proxy, and return it promptly in the enclosed envelope to ensure your representation at the annual meeting. The proxy will not be used if you attend and vote at the meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

William R. Fitzgerald
President and Chief Executive Officer

Santa Monica, California
December      , 2002

A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

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PROXY STATEMENT
QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2
PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
COMPENSATION INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
QUARTERLY FINANCIAL DATA
WHERE TO FIND MORE INFORMATION
SUPPLEMENT NO. 3 TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT
EXHIBIT A FORM OF STOCK PURCHASE AGREEMENT

Page

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i
QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT	1
PROPOSAL 1 — ELECTION OF DIRECTORS	6
Who are the nominees for election as directors at the annual meeting?	6
Who are the Company’s continuing directors?	7
Are there any vacancies on the board of directors?	8
How are vacancies on the board of directors filled?	8
PROPOSAL 2 — APPROVAL OF THE ISSUANCE OF SHARES OF CLASS B COMMON STOCK AND CONVERTIBLE NOTES CONVERTIBLE INTO SHARES OF CLASS B COMMON STOCK AFTER THE DATE HEREOF PURSUANT TO SUPPLEMENT NO. 3; THE POTENTIAL ISSUANCE OF SHARES OF CLASS B COMMON STOCK AND CONVERTIBLE NOTES SHARES OF CLASS B COMMON STOCK PURSUANT TO FUTURE SUPPLEMENTS TO THE CREDIT AGREEMENT FOR A PURCHASE PRICE PER SHARE OR WITH AN INITIAL CONVERSION PRICE PER SHARE, AS APPLICABLE, DETERMINED IN A MANNER NO LESS FAVORABLE TO THE COMPANY THAN AS PROVIDED IN SUPPLEMENT NO. 3; AND THE POTENTIAL ISSUANCE OF SHARES OF CLASS B COMMON STOCK UPON CONVERSION OF CONVERTIBLE NOTES SHARES OF CLASS B COMMON STOCK ISSUED PURSUANT TO SUPPLEMENT NO. 3 AND OUTSTANDING ON THE DATE HEREOF	9
What was the purpose of Supplement No. 3?	10
What transactions have occurred to date under Supplement No. 3?	10
What is the remaining amount that Liberty Media may make available to the Company pursuant to the Credit Agreement?	10
What are the principal terms (other than conversion price) of the Discretionary Loans and Committed Loans under the Credit Agreement?	11
Why is the Company seeking stockholder approval of the issuance of convertible notes convertible into shares of Class B common stock and shares of Class B common stock to Liberty Media?	11
If Proposal 2 is approved, how will it affect my rights as a stockholder?	12
Is Liberty Media voting for Proposal 2?	12
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	13
Audit Fees and All Other Fees	13
EXECUTIVE OFFICERS	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
Security Ownership of Certain Beneficial Owners	16
Security Ownership of Management	17
Change of Control	21
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	21
Board of directors meetings in 2001	21
Board committees	21
AUDIT COMMITTEE REPORT	22

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ASCENT MEDIA GROUP, INC.

520 Broadway, 5th Floor
Santa Monica, California 90401
(310) 434-7000

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 23, 2003

       This proxy statement is furnished in connection with the solicitation, on behalf of the board of directors of Ascent Media Group, Inc., a Delaware corporation (the “Company”), of proxies to be used at the Company’s annual meeting of stockholders, to be held at 9:30 a.m. Pacific Standard Time, on January 23, 2003, at The Fairmont Miramar Hotel Santa Monica, 101 Wilshire Boulevard, Santa Monica, California, and all adjournments of the meeting. The accompanying Notice of Meeting, this proxy statement and proxy are first being mailed to stockholders on or about December 18, 2002. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, also accompanies these materials.

QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT

What is the purpose of the annual meeting?

      At the annual meeting, stockholders are being asked to consider and vote upon the matters outlined in the accompanying Notice of Meeting, including:

Proposal 1. Election of nominees to Class III of the Company’s board of directors;

Proposal 2. Approval of the issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock after the date hereof pursuant to Supplement No. 3 (which we refer to in this proxy statement as Supplement No. 3), dated as of August 13, 2002, to the First Amended and Restated Credit Agreement (which we refer to in this proxy statement as the Credit Agreement), dated as of December 22, 2000, between the Company and Liberty Media Corporation (which we refer to in this proxy statement as Liberty Media); the potential issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock pursuant to future supplements to the Credit Agreement for a purchase price per share or with an initial conversion price per share, as applicable, determined in a manner no less favorable to the Company than as provided in Supplement No. 3; and the potential issuance of shares of Class B common stock upon conversion of convertible notes convertible into shares of Class B common stock issued pursuant to Supplement No. 3 and outstanding on the date hereof; and

Proposal 3. Ratification of the appointment of KPMG LLP as independent auditors for the Company for the year ending December 31, 2002.

      The stockholders will also transact any other business that may properly come before the meeting. Members of the Company’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

      The record date for the annual meeting is December 16, 2002. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. The Company has two series of capital stock outstanding: the Class A common stock, par value $0.01 per share, and the Class B common stock, par value $0.01 per share. Holders of both the Class A common stock and the Class B common stock are entitled to vote at the meeting.

      Except as otherwise required by law, or as described in this proxy statement, the holders of shares of Class A common stock and Class B common stock vote together as a single class on all matters presented to a vote of stockholders. Each holder of Class A common stock is entitled to 1 vote per share on each matter submitted at the meeting. Each holder of Class B common stock is entitled to 10 votes per share on each matter submitted at the meeting. At the close of business on the record date there were                      shares of Class A common stock (representing an equal number of votes) outstanding and 47,670,417 shares of Class B common stock (representing 476,704,170 votes) outstanding, for an aggregate of                      votes eligible to be cast at the meeting by holders of both classes of our common stock.

What if my shares are held in “street name” by a broker?

      If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will be entitled to vote the shares with respect to the election of directors (Proposal 1) and the ratification of auditors (Proposal 3), but will not be permitted to vote your shares with respect to any other matter. Shares that a broker is not entitled to vote with respect to a proposal are sometimes called “broker non-votes.” The treatment of broker non-votes is described in the following paragraph and below under “How will broker non-votes be treated?”

How many shares must be present to hold the meeting?

      A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of voting stock outstanding on the record date, determined by voting power, will constitute a quorum. Proxies received but marked as abstentions or broker non-votes (i.e., shares that your broker is not permitted to vote) will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

      If a quorum is not present at the scheduled time of the meeting, the holders of a majority in total voting power of the shares that are represented or the chairman of the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

      1.     You may vote by mail. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States. If your shares are held in “street name” by a broker or other nominee, you may also be able to give voting instructions by telephone or on the Internet. Please check the voting form provided by your broker or nominee to see if such options are available to you.

      2.     You may vote in person at the meeting. If you hold your shares of record and attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the institution that holds your shares indicating that you were the beneficial owner of our voting stock on December 16, 2002, the record date for voting at the annual meeting. Please contact your broker or other institution directly if you would like to obtain a proxy to vote your shares directly at the meeting. Even if you plan to attend the meeting, please sign and return your proxy card to ensure that your shares are represented. If you do attend the meeting, any votes you cast at the meeting will supersede your proxy.

Can I change my vote after I submit my proxy?

      Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

•	signing another proxy with a later date and submitting it to William E. Niles or Gavin W. Schutz at or prior to the annual meeting;

•	giving written notice of the revocation of your proxy to the Secretary of the Company at or prior to the annual meeting; or

•	voting in person at the annual meeting.

How does the board of directors recommend I vote on the proposals?

      The board of directors recommends that you vote:

•	“FOR” Proposal 1: the election of the nominees named in this proxy statement to Class III of the Company’s board of directors (see page 8);

•	“FOR” Proposal 2: approval of the issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock after the date hereof pursuant to Supplement No. 3; the potential issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock pursuant to future supplements to the Credit Agreement for a purchase price per share or with an initial conversion price per share, as applicable, determined in a manner no less favorable to the Company than as provided in Supplement No. 3; and the potential issuance of shares of Class B common stock upon conversion of convertible notes convertible into shares of Class B common stock issued pursuant to Supplement No. 3 and outstanding on the date hereof (see page 11); and

•	“FOR” Proposal 3: ratification of the appointment of KPMG LLP as independent auditors for the Company for the year ending December 31, 2002 (see page 15); and

What if I do not specify how my shares are to be voted?

      If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals set forth in this proxy statement.

How many votes are required to elect the director nominees?

      The affirmative vote of a plurality of the votes cast on this matter is required to elect the three nominees as Class III directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. If you mark “Withhold For All” on your proxy card, your shares will not be voted with respect to the election of directors, although they will be counted for purposes of determining whether there is a quorum. If you mark the “Exceptions” box on your proxy card, your shares will not be voted for the nominees you specifically list on the line provided for “Exceptions,” but your shares will be voted for the remaining nominees not so listed.

What happens if a nominee is unable to stand for election?

      If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to approve the issuance of shares of Class B common stock and convertible notes after the date hereof pursuant to Supplement No. 3; the potential issuance of shares of Class B common stock and convertible notes pursuant to future supplements to the Credit Agreement for a purchase price per share or with an initial conversion price per share, as applicable, determined in a manner no less favorable to the Company than as provided in Supplement No. 3; and the potential issuance of shares of Class B common stock upon conversion of convertible notes issued pursuant to Supplement No. 3 and outstanding on the date hereof?

      Approval of the issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock as contemplated by Proposal 2 requires the affirmative vote of a majority of the combined voting power of the Class A common stock and Class B common stock present at the meeting in person or by proxy and entitled to vote. Liberty Media has expressed its intention to vote “FOR” Proposal 2.

How many votes are required to ratify the appointment of the Company’s independent auditors?

      The ratification of the appointment of KPMG LLP as independent auditors for the Company requires the affirmative vote of a majority of the combined voting power of the Class A common stock and Class B common stock present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

      If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of votes cast, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2 or Proposal 3 for which this option is available, your shares will be included in the number of shares voting on the applicable proposal and, consequently, your abstention will have the same practical effect as a vote against that proposal.

How will broker non-votes be treated?

      If your shares are held for you by a broker or other nominee in “street name,” your broker will generally be prohibited from voting such shares on any matter other than the election of directors and the ratification of the Company’s auditors, unless you tell your broker how you want your shares to be voted. If you do not provide your instructions by properly completing and returning to your broker the enclosed voting card (or by voting by telephone or Internet, if your broker provides such services), such shares will be treated as “broker non-votes” with respect to any proposals raised at the meeting other than Proposals 1 and 3. Such shares will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal and accordingly will have no effect on the outcome of the vote on Proposal 2.

Who pays for the costs of soliciting proxies?

      The Company will pay the cost of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of voting stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Is there a due date for stockholder proposals or nominations for the board of directors for the next annual meeting of stockholders?

      The Company currently expects that the next annual meeting of stockholders will be held in December 2003. In order to be eligible for inclusion in the Company’s proxy materials for the 2003 annual meeting, any stockholder proposal must be submitted in writing to the Company at the Company’s executive offices, and received by the Company, by the close of business on Friday, September 12, 2003, or such other date as the Company may determine and announce in connection with the actual scheduling of the next annual meeting:

Ascent Media Group, Inc. 520 Broadway, 5th Floor Santa Monica, California 90401 Attn: Company Secretary

      To be considered for presentation at the next annual meeting, although not included in the proxy statement, any stockholder proposal must be received at the Company’s executive offices at the foregoing address on or before the close of business on Wednesday, October 15, 2003, or such other date as the Company may determine and announce in connection with the actual scheduling of the next annual meeting.

      All stockholder proposals for inclusion in the Company’s proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any stockholder proposal (regardless of whether it is included in the Company’s proxy materials), the Company’s Restated Certificate of Incorporation, bylaws and Delaware law.

Will any other business be conducted at the meeting?

      The board of directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

PROPOSAL 1 — ELECTION OF DIRECTORS

      Except as disclosed in this proxy statement, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominee was selected to stand for election to the board of directors.

      Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At the annual meeting, you will be asked to consider and vote to elect the nominees listed below. Unless otherwise instructed by proxy, a properly executed proxy will be voted in favor of the nominees listed below.

      Set forth below, with respect to each director nominee, are his or her name, date of birth, principal occupation and employment during the past five years, the year in which he or she first became a director of the Company and directorships held in other public companies. For additional information regarding the nominees, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT,” “MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS,” “COMPENSATION INFORMATION,” and “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below.

      Each person elected as a director of the Company will serve until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or removal. The Company currently has a classified board of directors that consists of two Class I directors (and a vacancy for a Class I director), two Class II directors (and one vacancy for a Class II director) and three Class III directors. You will be voting to elect Class III directors, who are currently serving a term scheduled to expire at the 2002 annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Your board of directors recommends that you vote “FOR” the election of each of the nominees.

Who are the nominees for election as directors at the annual meeting?

      The following individuals are nominated as Class III directors who, if elected, will serve terms extending through the 2005 annual meeting of stockholders.

Name	Date of Birth

William R. Fitzgerald(1)(2)	May 20, 1957
Robert R. Bennett(1)	April 19, 1958
Larry E. Romrell	December 30, 1939

(1)	Member of Executive Committee

(2)	Member of Compensation Committee

      William R. Fitzgerald was appointed as the Company’s President and acting Chief Executive Officer on May 17, 2002, and continues to serve as the Company’s Chairman of the Board and a director since his appointment on July 26, 2000. He has served as a Senior Vice President of the Company’s parent company, Liberty Media, since August 2000. Mr. Fitzgerald served as Chief Operating Officer, Operations Administration, of AT&T Broadband, formerly known as Tele-Communications, Inc., or TCI, from August 1999 to May 2000, and Executive Vice President and Chief Operating Officer of TCI from March 1999 to August 1999. Mr. Fitzgerald served as Executive Vice President and Chief Operating Officer of TCI Communications, Inc., or TCIC, the domestic cable subsidiary of TCI, from November 1998 to March 1999, served as Executive Vice President of TCIC from December 1997 to March 1999, and served as Senior Vice President of TCIC from March 1996 to December 1997. Mr. Fitzgerald is a director of the Company’s affiliates, On Command Corporation and Liberty Satellite & Technology, Inc. (which is referred to in this proxy statement as LSAT).

      Robert R. Bennett was elected as a director in June 2000. Mr. Bennett has served as President and Chief Executive Officer of Liberty Media since April 1997, and as a member of the Board of Directors of Liberty Media since September 1994. Mr. Bennett served as Executive Vice President of TCI from April 1997 to March 1999. Mr. Bennett also served as Executive Vice President, Secretary and Treasurer of Liberty Media from June 1995 through March 1997, and as its Chief Financial Officer from May 1996 through March 1997. Mr. Bennett also served as acting Chief Financial Officer of Liberty Digital, Inc. from June 1997 to July 1997. Mr. Bennett is also a director of Liberty Satellite & Technology, Inc., USA Interactive, UnitedGlobalCom, Inc. and OpenTV, Inc.

      Larry E. Romrell was elected as a director in June 2000. Mr. Romrell served as Executive Vice President of TCI from January 1994 to March 1999, and has served as a consultant to AT&T Broadband since March 1999. Mr. Romrell also served, from December 1997 to March 1999, as Executive Vice President and Chief Executive Officer of TCI Business Alliance and Technology Co., a former subsidiary of TCI that oversaw and developed TCI’s technology activities; from December 1997 to March 1999, as Senior Vice President of TCI Ventures Group, LLC, and, from September 1994 to October 1997, as President of TCI Technology Ventures, Inc., a former subsidiary of TCI that invested in and developed companies engaged in advancing telecommunications technology. Mr. Romrell is also a director of Liberty Media and Arris Group, Inc.

      The board of directors recommends that the stockholders vote “FOR” the election of the nominees listed above as directors of the Company. The Company’s controlling stockholder, Liberty Media, has expressed its intention to vote “FOR” the election of the nominees listed above as directors of the Company.

Who are the Company’s continuing directors?

      For each member of the board of directors whose term of office as a director continues after the annual meeting, information given by each concerning his or her name, date of birth, principal occupation and employment for the past 5 years, the year in which he or she first became a director of the Company and directorships held in other public companies is provided below. For additional information regarding these directors, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT,” “MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS,” “COMPENSATION INFORMATION,” and “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below.

Name	Date of Birth	Director Class

Gary S. Howard(1)	February 22, 1951	Class II Director
David P. Malm(1)(2)	July 4, 1964	Class I Director
Brian C. Mulligan(2)	June 11, 1959	Class I Director
Barney W. Schotters(1)(2)	November 25, 1944	Class II Director

(1)	Member of Compensation Committee

(2)	Member of Audit Committee

      Gary S. Howard was elected as a director in June 2000. Mr. Howard has served as Executive Vice President and Chief Operating Officer of Liberty Media since July 1998. Mr. Howard served as Chief Executive Officer of LSAT from December 1996 to April 2000. Mr. Howard also served as Executive Vice President of TCI from December 1997 to March 1999; as Chief Executive Officer, Chairman of the Board and a director of TV Guide, Inc. from June 1997 to March 1999; and as President and Chief Executive Officer of TCI Ventures Group, LLC from December 1997 to March 1999. Mr. Howard is a director of Liberty Media, LSAT, United Global Com, Inc. and On Command Corporation and is Chairman of the Board of LSAT and On Command Corporation.

      David P. Malm has served as a director since 1997, except for a period between June 9, 2000 and July 18, 2000. He is currently a partner of Halpern, Denny & Company, a Boston-based private equity investment firm, which he formed in 1991.

      Brian C. Mulligan was appointed by the board as a director, effective December 6, 2002. Mr. Mulligan was an Executive Advisor to The Boston Consulting Group, a management consulting firm, from April 2002 to October 2002. From January 2001 to March 2002, Mr. Mulligan served as Chairman of, and Consultant to, Fox Television, a division of The News Corporation Limited, or NewsCorp, where he oversaw the Fox Television Stations group, Fox Sports, the Fox Cable Networks Group and the business operations of the FOX Broadcasting Network. Mr. Mulligan also served as Executive Vice President and Chief Financial Officer of The Seagram Company Ltd., then a company with four business segments in music, filmed entertainment, recreation, and spirits and wine, where he was responsible for all corporate financial and strategic business matters, from December 1999 to December 2000. Mr. Mulligan served as Co-Chairman of Universal Pictures, Inc. from June 1999 to December 1999, where he was jointly responsible for worldwide operations including development, production, marketing and distribution, and in several positions at Universal Studios, Inc., including, Executive Vice President, Operations and Finance from December 1998 to June 1999 and Senior Vice President, Business Development and Strategic Planning from June 1995 to December 1998.

      Bernard W. Schotters was elected as a director in December 2001. Mr. Schotters is currently a consultant and private equity investor. Since April 2000, he has been a member of Telecom Partners, a venture capital firm based in Denver, Colorado. From March 1999 through March 2000, Mr. Schotters served as a Executive Vice President of TCI, and its successor, AT&T Broadband. Mr. Schotters also served as TCI’s Executive Vice President, Finance and Treasury, and Principal Financial Officer from March 1998 to March 1999, and, prior to March 1998, as its Senior Vice President, Finance and Treasury and Principal Financial Officer. Mr. Schotters is a member of the National Association of Treasurers and the National Cable Television Association and a past member of The Nasdaq Stock Market’s Issuer Affairs Committee.

Are there any vacancies on the board of directors?

      The authorized number of directors of the Company is currently nine. With the resignations of Class I Directors Salah Hassanein (effective February 27, 2002) and Robert Walston (effective May 17, 2002), and Class II Director Sydney Pollack (effective November 8, 2002), and the appointment of Class I Director Brian C. Mulligan (effective December 6, 2002), the Company currently has seven members on the board of directors. The board is actively seeking to fill the remaining two vacancies on the board of directors.

How are vacancies on the board of directors filled?

      Vacancies resulting from such resignations may be filled by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in this manner will hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

PROPOSAL 2 — APPROVAL OF THE ISSUANCE OF SHARES OF CLASS B COMMON STOCK AND CONVERTIBLE NOTES CONVERTIBLE INTO SHARES OF CLASS B COMMON STOCK AFTER THE DATE HEREOF PURSUANT TO SUPPLEMENT NO. 3; THE POTENTIAL ISSUANCE OF SHARES OF CLASS B COMMON STOCK AND CONVERTIBLE NOTES CONVERTIBLE INTO SHARES OF CLASS B COMMON STOCK PURSUANT TO FUTURE SUPPLEMENTS TO THE CREDIT AGREEMENT FOR A PURCHASE PRICE PER SHARE OR WITH AN INITIAL CONVERSION PRICE PER SHARE, AS APPLICABLE, DETERMINED IN A MANNER NO LESS FAVORABLE TO THE COMPANY THAN AS PROVIDED IN SUPPLEMENT NO. 3; AND THE POTENTIAL ISSUANCE OF SHARES OF CLASS B COMMON STOCK UPON CONVERSION OF CONVERTIBLE NOTES CONVERTIBLE INTO SHARES OF CLASS B COMMON STOCK ISSUED PURSUANT TO SUPPLEMENT NO. 3 AND OUTSTANDING ON THE DATE HEREOF

      The Company and Liberty Media are parties to the Credit Agreement, dated as of December 22, 2000, pursuant to which Liberty Media agreed to make convertible subordinated loans to the Company in an aggregate principal amount of up to $213,600,000 (which we refer to in this proxy statement as the Committed Loans) to finance the acquisition of certain businesses and assets. The Committed Loans are convertible, at the option of Liberty Media, into shares of the Company’s Class B common stock at an initial conversion price of $10 per share. Section 2.01(d) of the Credit Agreement provides that, in addition to the foregoing commitment, Liberty Media may, in its sole discretion, elect to increase the amount of the convertible subordinated loans it would make to the Company under the Credit Agreement by up to a maximum of $100 million (which we refer to in this proxy statement as the Discretionary Loans), subject to the limitations of the Company’s agreement with its senior bank lenders. If Liberty Media elected to commit to make Discretionary Loans, the permitted uses of the borrowed funds and any conditions or restrictions on borrowing would be set forth in a supplement to the Credit Agreement. On June 28, 2002 and July 24, 2002, the Company and Liberty Media entered into Supplement No. 1 and Supplement No. 2, respectively, to the Credit Agreement pursuant to which Liberty Media made Discretionary Loans to the Company in the aggregate principal amount of $8,801,461.14. The Discretionary Loans made pursuant to these Supplements have the same terms as the outstanding Committed Loans, except that the initial conversion price for the conversion of these Discretionary Loans into shares of Class B common stock is $3.50 per share.

      On August 13, 2002, the Company and Liberty Media entered into Supplement No. 3 to the Credit Agreement. Pursuant to Supplement No. 3, Liberty Media agreed to make, at its option, either equity investments in or Discretionary Loans to the Company from time to time prior to August 12, 2003 in an aggregate amount requested by the Company of up to $25.0 million. Equity investments pursuant to Supplement No. 3 are made as purchases of Class B common stock at a per share price equal to the average of the current market prices (as defined) of the Company’s Class A common stock for the five most recent trading days ending on and including the second business day prior to the closing of the purchase. Discretionary Loans made pursuant to Supplement No. 3 have the same terms as the outstanding Committed Loans under the Credit Agreement, except that they are convertible at Liberty Media’s election into shares of Class B common stock at an initial conversion price equal to 115% of the average of the current market prices of the Class A common stock for the five most recent trading days ending on and including the second business day prior to the date the Discretionary Loan is made. Liberty Media’s commitment to make equity investments and/or Discretionary Loans pursuant to Supplement No. 3 is subject to a number of conditions, including that any action of the Company’s stockholders required by the rules of the Nasdaq Stock Market to be taken in connection with the issuance of the convertible notes evidencing the Discretionary Loans or of shares of Class B common stock has been taken. To the extent that approval of the Company’s stockholders to the issuance of shares of Class B common stock upon conversion of a Discretionary Loan is required under the Nasdaq Marketplace Rules, such approval has not been obtained at the time the Company requests funds under Supplement No. 3 and Liberty Media elects to make a Discretionary Loan notwithstanding the condition to its obligations, Liberty Media may not exercise the conversion privilege of the affected Discretionary Loan until such approval is obtained.

      Pursuant to a covenant made by the Company under Supplement No. 3, at the annual meeting you will be asked to approve the issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock for equity investments and Discretionary Loans made after the date hereof pursuant to Supplement No. 3; the potential issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock for equity investments and Discretionary Loans that may be made pursuant to future supplements to the Credit Agreement, at a purchase price per share or with an initial conversion price per share, as applicable, determined in a manner no less favorable to the Company than as provided in Supplement No. 3, and the potential issuance of shares of the Class B common stock upon conversion of convertible notes convertible into shares of Class B common stock evidencing Discretionary Loans made prior to the date hereof pursuant to Supplement No. 3.

      The description of Supplement No. 3 set forth under this Proposal describes the material terms of such Agreement, but does not purport to describe all of the terms thereof. The full text of Supplement No. 3 is attached as Annex A to this proxy statement and is incorporated by reference herein. The Company urges you to read Supplement No. 3 in its entirety.

What was the purpose of Supplement No. 3?

      The purpose of Supplement No. 3 was to make available to the Company up to $25.0 million as needed through, at Liberty Media’s election: (a) Discretionary Loans under the Credit Agreement, (b) sales of the Company’s Class B common stock to Liberty Media, or (c) any combination of (a) and (b). Proceeds of the loans or stock sales under Supplement No. 3 must be used for capital expenditures, payment of the principal amount of loans made under the Company’s credit facility with its senior bank lenders (which is referred to as the Senior Credit Agreement) or working capital.

What transactions have occurred to date under Supplement No. 3?

      On September 30, 2002, the Company received $17.2 million under Supplement No. 3 in consideration of the Company’s issuance of a convertible note in the amount of $5.3 million that is convertible, subject to stockholder approval of this Proposal 2, into the Company’s Class B common stock at $1.94 per share and sale of 7,070,000 shares of its Class B common stock at a price of $1.69 per share for total proceeds of $11.9 million. The conversion price of the convertible note and purchase price of the shares sold were calculated in accordance with Supplement No. 3. The proceeds were used to repay borrowings under the Senior Credit Agreement, for capital expenditures and for working capital.

      On October 17, 2002, the Company borrowed $4.0 million under Supplement No. 3 and issued a convertible note in the same amount that is convertible, subject to stockholder approval of this Proposal 2, into the Company’s Class B common stock at $1.56 per share. The conversion price was calculated in accordance with Supplement No. 3. The proceeds were used for working capital.

What is the remaining amount that Liberty Media may make available to the Company pursuant to the Credit Agreement?

      After the remaining $3.8 million committed under Supplement No. 3 is funded as an equity investment or Discretionary Loan, Liberty Media has no further commitment to make funds available to the Company. Under Section 2.01(d) of the Credit Agreement, Liberty Media may, in its sole discretion, agree to make additional Discretionary Loans pursuant to future supplements to the Credit Agreement of up to $81,898,538.86, if the remaining availability under Supplement No. 3 is funded as an equity investment, or $78,098,538.86, if the remaining availability under Supplement No. 3 is funded as a Discretionary Loan. In future supplements, if any, the Company and Liberty Media may agree that Liberty Media may make funds available through purchases of Class B common stock, Discretionary Loans or any combination thereof. For purposes of this Proposal 2, however, stockholder approval for issuances of Class B common stock or convertible notes convertible into shares of Class B common stock pursuant to future supplements to the Credit Agreement is limited to shares of Class B common stock with an aggregate purchase price and Discretionary Loans with an aggregate principal amount that taken together do not exceed the total amount of additional Discretionary Loans that may be made pursuant to Section 2.01(d) of the Credit Agreement after Liberty Media’s commitment under Supplement No. 3 has been funded. Also for purposes of this Proposal 2, shares of Class B common stock would have to be issued at a purchase price, and convertible notes would have to be issued with an initial conversion price, determined in a manner no less favorable to the Company than as provided in Supplement No. 3, although Liberty Media and the Company could agree, subject to further stockholder approval, to different terms in any future supplement. Any different conversion terms may, however, require approval of the Company’s senior bank lenders under the Senior Credit Agreement.

What are the principal terms (other than conversion price) of the Discretionary Loans and Committed Loans under the Credit Agreement?

      Each loan under the Credit Agreement is convertible at the option of the holder at any time prior to the maturity thereof, subject, in the case of the outstanding Discretionary Loans under Supplement No. 3, to stockholder approval of this Proposal 2. If not earlier converted, the loans are due and payable on June 30, 2008. Interest accrues on the unpaid principal amount of each loan at a rate of 10% per annum, and is payable on the last business day of each calendar quarter and at maturity in cash, shares of the Company’s Class B common stock or a combination thereof, subject to the terms contained in the Credit Agreement. To the extent accrued interest on a loan is paid in shares of the Company’s Class B common stock, such shares will be valued at 95% of the ten day average closing price of the shares of the Company’s Class A common stock immediately prior to the applicable interest payment date.

Why is the Company seeking stockholder approval of the issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock to Liberty Media?

      Under a covenant made by the Company in Supplement No. 3, the Company agreed to take all action necessary in accordance with applicable law and the Company’s charter documents to duly call and hold, as soon as reasonably practicable after executing Supplement No. 3, an annual or special meeting of its stockholders for the purpose of considering and voting upon the approval of a proposal equivalent to this Proposal 2. In addition, any draws under Supplement No. 3 are subject to the Company’s obtaining any necessary consents and approvals and issuing any required notices, including stockholder approval. Because the Company’s common stock is listed on the Nasdaq National Market, the Company is subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) requires that a company listed on the Nasdaq National Market obtain stockholder approval in connection with a transaction (other than a public offering) involving the potential issuance of common stock (or securities convertible into or exercisable for common stock), equal to 20% or more of its common stock or 20% or more of its voting power outstanding before the issuance, for less than the greater of book or market value of the stock as of the date of the transaction. To the extent that a Nasdaq-listed company does not obtain stockholder approval to such an arrangement and otherwise proceeds with such an arrangement, that company may be subject to the delisting of its securities from Nasdaq.

      The initial conversion price of the two convertible notes currently outstanding under Supplement No. 3 was greater than the market price of the Class A common stock on the date of issuance of the notes, but less than the book value per share of the Company’s common stock at that time. The number of shares issuable upon exercise of such convertible notes, if aggregated with other share issuances to Liberty Media that may be considered to be part of the same transaction and were at prices less than the then-book value per share of the common stock (although greater than the market price per share), would exceed 20% of the voting power of the Company’s outstanding stock at the time of the first such issuance. These issuances include the shares issued pursuant to Supplement No. 3 on September 30, 2002 and the July 2002 Stock Sale described under CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. In addition, if the market price of the Company’s Class A common stock continues to be less than the book value of the Company’s common stock, the issuance of additional shares of Class B common stock or convertible notes pursuant to Supplement No. 3 or future supplements to the Credit Agreement may also be subject to stockholder approval under the Nasdaq Marketplace Rules. The Company, therefore, has submitted this Proposal 2 for stockholder approval in accordance with Nasdaq Marketplace Rule 4350(i)(1)(D)(ii).

If Proposal 2 is approved, how will it affect my rights as a stockholder?

      The issuance of shares of Class B common stock pursuant to an equity investment or upon conversion of Discretionary Loans made pursuant to Supplement No. 3 and future supplements to the Credit Agreement could have a dilutive effect on the Company’s earnings per share and book value per share, and on the relative voting power of existing stockholders. At last year’s annual meeting the Company’s stockholders approved the issuance of convertible notes pursuant to the Credit Agreement, including the issuance of shares of Class B common stock upon conversion of such convertible notes. However, the Credit Agreement fixed the initial conversion price at $10.00 per share. The mechanism in Supplement No. 3 for determining the purchase price of shares of Class B common stock sold and the initial conversion price of convertible notes issued pursuant to Supplement No. 3 is based on the market price of our Class A common stock, which has declined significantly since the terms of the Credit Agreement were originally negotiated. Accordingly, a larger number of shares of Class B common stock may be issued pursuant to Supplement No. 3 and future supplements to the Credit Agreement than would have been the case if Liberty Media had agreed to make Discretionary Loans with a conversion price of $10.00 per share. Because Liberty Media has no obligation to make Discretionary Loans and was unwilling to do so on the conversion terms then contemplated by the Credit Agreement, the Company negotiated terms for the $25.0 million funding commitment made by Liberty Media in Supplement No. 3 that the Company believes are equal to or better than those it could have obtained in an arm’s length transaction with an unaffiliated third party. The principal amount of the convertible notes that have previously been issued pursuant to Supplement No. 3 are currently convertible into 5,321,679 shares of Class B common stock. The Company cannot estimate at this time the number of additional shares of Class B common stock that may be issued or become issuable if Proposal 2 is approved because the price at which shares will be issued or be issuable will be determined based on the market price of the Class A common stock at the time of the particular transaction.

      The shares of Class B common stock delivered pursuant to Supplement No. 3 and future supplements to the Credit Agreement will be issued free of preemptive rights to subscribe for any additional shares of any of the Company’s capital stock proposed to be issued.

Is Liberty Media voting for Proposal 2?

      Liberty Media, which at the time Supplement No. 3 was executed held over 87% of the Company’s outstanding common stock and 99% of the voting power of the Company’s outstanding common stock and now holds over 90% of the Company’s outstanding common stock and 99% of the voting power of the Company’s outstanding common stock, agreed in Supplement No. 3 to vote in favor of Proposal 2.

      The board of directors recommends that stockholders vote “FOR” approval of the issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock after the date hereof pursuant to Supplement No. 3; the potential issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock pursuant to future supplements to the Credit Agreement for a purchase price per share or with an initial conversion price per share, as applicable, determined in a manner no less favorable to the Company than as provided in Supplement No. 3; and the potential issuance of shares of Class B common stock upon conversion of convertible notes convertible into shares of Class B common stock issued pursuant to Supplement No. 3 and outstanding on the date hereof.

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      The board of directors has renewed the Company’s engagement of KPMG LLP to be its independent auditors for the year ending December 31, 2002. A representative of KPMG LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires. At the annual meeting, you will be asked to consider and vote to ratify the appointment of KPMG LLP as the Company’s independent auditors. Unless otherwise instructed by proxy, a properly executed proxy will be voted in favor of ratifying the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2002. In the event our stockholders fail to ratify the selection of KPMG LLP, the audit committee of the board of directors will consider it as a directive to select other auditors for the subsequent year.

Audit Fees and All Other Fees

      Audit Fees. KPMG LLP billed the Company a total of $661,892 for professional services rendered for (1) the audit of the Company’s annual financial statements for fiscal year 2001 and (2) the review of the financial statements included in the Company’s quarterly reports for fiscal year 2001 filed with the Securities and Exchange Commission.

      All Other Fees. KPMG LLP also billed the Company a total of $2,346,606 for (1) other audit-related services, consisting principally of accounting guidance related to recent accounting pronouncements and audits of employee benefit plans and other entities, (2) tax services relating to tax compliance, including federal and international returns, and tax examination assistance and (3) assistance to evaluate and improve various finance and accounting processes.

      The audit committee has considered whether the provision of services by KPMG LLP to the Company other than auditing is compatible with KPMG LLP maintaining its independence and does not believe that the provision of such other services is incompatible with KPMG LLP maintaining its independence.

      The board of directors recommends that stockholders vote “FOR” ratification of the appointment of KPMG LLP as independent auditors of the Company for the year ending December 31, 2002.

EXECUTIVE OFFICERS

      The following lists our executive officers, other than executive officers who also serve as directors who are listed under Proposal 1 — ELECTION OF DIRECTORS, as of December 1, 2002:

Name	Date of Birth	Position with Company

George C. Platisa	March 2, 1957	Executive Vice President and Chief Financial Officer
Kenneth S. Williams	December 31, 1955	Chief Operating Officer
Richard C. Fickle	June 9, 1957	Executive Vice President, Strategic Development
William E. Niles	August 19, 1963	Executive Vice President, General Counsel and Secretary
Gavin W. Schutz	December 29, 1953	Executive Vice President and Chief Technology Officer
Aidan P. Foley	October 12, 1957	Executive Vice President and Chief Marketing Officer and President, Enterprise Solutions Group
Lawrence Chernoff	May 10, 1951	President, Pictures Division
Scott Davis	July 10, 1951	President, Networks Division
William A. Humphrey	April 16, 1955	President, Media Division

      George C. Platisa was appointed as the Company’s Chief Financial Officer and Executive Vice President in May 2001. Mr. Platisa served as Chief Financial Officer of Broadband Sports, a creator and distributor of athlete and sports news content, fantasy sports news and services and authentic sports memorabilia, from 2000 to 2001, and as Chief Financial Officer of Pacificare of California, a health and consumer services company, from 1998 to 2000. From 1993 to 1998, Mr. Platisa served in several positions in financial management with The Walt Disney Company, including Vice President, Operations Planning, and Vice President, Controllership.

      Kenneth S. Williams joined the Company in August 2002 and serves as the Company’s Chief Operating Officer. Mr. Williams previously served as President of Technicolor Digital Cinema, LLC, a joint venture between Technicolor and Qualcomm to develop distribution technology and support services for digital content, from January 2002 to August 2002, and as President and Chief Executive Officer of Stan Lee Media, Inc., a digital entertainment studio, from August 2000 to December 2001. Mr. Williams spent 18 years with Columbia Pictures and Sony Pictures Entertainment, most recently as President of the Digital Studios Division from January 1997 to July 2000. Mr. Williams is a board member and past president of the Los Angeles Conservancy, a board member of the Music Center/ Los Angeles, and a member and past chair of the Entertainment Technology Council, University of Southern California.

      Richard C. Fickle was appointed as Executive Vice President, Strategic Development in November 2001. Mr. Fickle was previously employed with AT&T Broadband and its predecessor, TCI, from 1987 to 1992 and from 1994 to November 2001, where he held several positions, including Senior Vice President, overseeing Headend In The Sky (HITS) and interactive television product development.

      Gavin W. Schutz was appointed Executive Vice President and Chief Technology Officer of the Company in November 2000. Mr. Schutz has been with Four Media Company since 1993, prior to which he spent 13 years as Vice President and Director of Engineering of Image Transform, Inc., a company that Four Media Company acquired in 1993. Mr. Schutz has been the principal architect of the Company’s deployment of digital infrastructure.

      William E. Niles was appointed the Company’s Executive Vice President, General Counsel and Secretary on January 21, 2002. Prior to this appointment, Mr. Niles served as the Company’s Executive Vice President of Business and Legal Affairs from October 1, 2001 to January 21, 2002, and as the Company’s Senior Vice President and Assistant Secretary from November 28, 2000 to October 1, 2001. Mr. Niles was

General Counsel and Vice President of Business Affairs of Four Media Company from February 1998 to April 2000. From 1997 to February 1998, Mr. Niles served as General Counsel and Vice President of Business Affairs of Visualize, a post-production company doing business as POP that was acquired by Four Media Company, now a Company subsidiary, in February 1998. Prior to his appointment at POP, Mr. Niles practiced law as a partner of Stein & Kahan, a law corporation.

      Aidan P. Foley joined the Company in March 2002. Mr. Foley served as Executive Vice President, Business Development from May 2002 to June 2002, and then as Executive Vice President and Chief Marketing Officer since June 2002. Since March 2002, he has also served as President, Enterprise Solutions Group. Prior to joining the Company, Mr. Foley was Chief Executive Officer of ClearView Networks, a video networks company, from January 2001 to November 2001. From October 1994 to November 2000, he was President and Chief Executive Officer of Eastman Kodak’s Digital Motion Imaging, a global group of companies and divisions encompassing the entertainment services of Eastman Kodak.

      Lawrence Chernoff was appointed President of the Company’s Pictures Group in June 2000. From September 1998 to June 2000, Mr. Chernoff served as the President of Four Media Company’s Television Division. Mr. Chernoff is one of the founders of Encore and Filmcore, post-production companies that are now subsidiaries of the Company. Mr. Chernoff is an award-winning commercial editor and was named, “Entrepreneur of the Year” by Ernst & Young in 1997.

      Scott Davis has served as President of the Company’s Networks Group since September 2000. Prior to joining us, Mr. Davis served as the Senior Vice President, Consumer Product Management for Cablevisions Systems Corporation, a cable television system operator, from 1998 to 2000. From 1995 to 1998, Mr. Davis served as Executive Vice President at MTV Networks.

      William A. Humphrey has served as President of the Company’s Media Group since August 2002. Prior to joining the Company, he was President and Chief Operating Officer of NextLeft, Inc., an e-business consulting firm, from April 1999 to August 2002 and Executive Vice President, Business Development, Technology and Entertainment Operations at Turner Broadcasting Systems, Inc., a content and programming provider, from August 1999 to April 2000. From April 1984 to August 1999, Mr. Humphrey also held various management positions at Sony Pictures Entertainment, most recently as Executive Vice President of Sony’s Digital Studios from March 1997 to August 1999. Mr. Humphrey received a Technical Emmy Award in 1998 and Sony’s 50th Anniversary Project Award in 1997. He also served as co-chair of the Montreux International Digital Post Production Symposium for 1998-1999.

      There are no family relations among the above-named individuals, by blood, marriage or adoption.

      During the past five years, none of the above persons have had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

      The following table lists stockholders believed by the Company to be the beneficial owners of more than five percent of either class of its outstanding common stock as of September 30, 2002. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership generally includes any shares as to which the individual has sole or shared voting power or investment power. Inclusion in the table below of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Shares issuable upon exercise or conversion of options and convertible securities that were exercisable or convertible within 60 days after September 30, 2002 and upon vesting of restricted shares are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons believed to beneficially own such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. For purposes of the following presentation, beneficial ownership of shares of the Company’s Class B common stock, though convertible on a one-for-one basis into shares of Class A common stock, is reported as beneficial ownership of shares of Class B common stock only. Voting power in the table is computed with respect to a general election of directors. So far as is known to the Company, the persons indicated below have sole voting and investment power with respect to the shares indicated as believed to be owned by them, except as otherwise stated in the notes to the table. Shares of the Company’s Class A common stock are represented in the table as AMGIA and shares of the Company’s Class B common stock are represented in the table as AMGIB.

					Combined
					Voting Power
		Number of Shares		Percent of	of All
Name and Address of Beneficial Owner		Beneficially Owned		Class(1)	Holdings(1)

Liberty Media	AMGIA	45,600		*
12300 Liberty Boulevard	AMGIB	70,804,293	(2)	100.00	99.31%
Englewood, Colorado 80112
Robert A. Naify	AMGIA	876,985	(3)	17.96
172 Golden Gate Avenue	AMGIB	—		—	*
San Francisco, California 94102
David P. Beddow	AMGIA	387,500	(4)	7.93
c/o Ascent Media Group, Inc.	AMGIB	—		—	*
520 Broadway, Fifth Floor
Santa Monica, CA 90401
Royce & Associates	AMGIA	380,900	(5)	7.80
1414 Avenue of the Americas	AMGIB	—		—	*
New York, New York 10019

*	Less than one percent.

(1)	Based on 4,884,032 shares of the Company’s Class A common stock and 47,670,417 shares of the Company’s Class B common stock issued and outstanding as of September 30, 2002.

(2)	Includes 23,133,876 shares of the Company’s Class B common stock which are issuable upon conversion of convertible notes that are convertible within 60 days of September 30, 2002. Of the shares shown as beneficially owned by Liberty Media, 49,499,834 shares are beneficially owned by Liberty LWR, Inc., a subsidiary of Liberty Media, including 7,879,395 shares beneficially held by Liberty Livewire Holdings, Inc., a subsidiary of Liberty Media. For more information regarding the beneficial ownership of the Company’s Class B common stock beneficially owned by Liberty LWR, Inc. and Liberty Livewire Holdings, Inc., see “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Liberty LWR, Inc. and Liberty Livewire Holdings, Inc.,” below.

(3)	Includes 876,985 shares of the Company’s Class A common stock held by trusts for which Mr. Naify is both trustee and beneficiary or income beneficiary.

(4)	Represents stock options to acquire 387,500 shares of the Company’s Class A common stock granted pursuant to Mr. Beddow’s severance agreement with the Company and Liberty Media, all of which are currently exercisable. For more information regarding Mr. Beddow’s severance agreement, see “COMPENSATION INFORMATION — Severance Agreements with Named Executive Officers — David Beddow,” below.

(5)	Based on a Schedule 13F-HR filed on November 6, 2002 with the Securities and Exchange Commission for beneficial ownership as of September 30, 2002.

Security Ownership of Management

      The following table sets forth information with respect to the beneficial ownership of shares of the Company’s Class A common stock by each of the Company’s directors; by each individual serving as chief executive officer in 2001, by the Company’s four most highly-compensated executive officers (based on their salary and all other compensation) at December 31, 2001 and by an executive who would have been among the four most highly compensated executive officers but was not serving as an executive officer at December 31, 2001 (referred to in this proxy statement as the Named Executive Officers), and by all of the Company’s directors and executive officers as a group. In addition, the table sets forth information with respect to the beneficial ownership of such individuals of shares of Series A common stock and Series B common stock of Liberty Media, which owns a controlling interest in the Company. The Liberty Media charter provides that holders of Liberty Media Series A common stock are entitled to one vote per share held and holders of Liberty Media Series B common stock are entitled to ten votes per share held and, except as otherwise required by Delaware law, vote together as a single class.

      The following information is given as of September 30, 2002 (except that Brian C. Mulligan was appointed to the board of directors on December 6, 2002) and in case of percentage ownership information, is based on 4,884,032 shares of the Company’s Class A common stock and 47,670,417 shares of the Company’s Class B common stock, 2,373,439,500 shares of Liberty Media Series A common stock and 212,045,128 shares of Liberty Media Series B common stock issued and outstanding on that date. Shares issuable upon exercise or conversion of options and convertible securities that were exercisable or convertible within 60 days of September 30, 2002 and upon vesting of restricted shares are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons believed to beneficially own such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other persons. For purposes of the following presentation, beneficial ownership of shares of Liberty Media Series B common stock, though convertible on a one-for-one basis into shares of Liberty Media Series A common stock, is reported as beneficial ownership of shares of Liberty Media Series B common stock only.

      The number of shares beneficially owned by each of the Company’s directors and each of its Named Executive Officers is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership generally includes any shares as to which the individual has sole or shared voting power or investment power. Inclusion in the table below of such shares, however, does not constitute an admission that the named director or Named Executive Officer is a direct or indirect beneficial owner of such shares. Voting power in the table is computed with respect to a general election of directors. So far as is known to the Company, the persons indicated below have sole voting and investment power with respect to the shares indicated as believed to be owned by them, except as indicated in the notes to the table. Shares of the Company’s Class A common stock will be represented in the table as AMGIA.

					Combined
					Voting
					Power of
				Percent	all
		Number of Shares		of Class	Classes
Name	Title of Class or Series	Beneficially Owned		or Series	or Series

Directors:
William R. Fitzgerald	AMGIA	—		—	—
	Liberty Media Series A	586,123	(1)(2)(3)	*	*
	Liberty Media Series B	—		—
Robert R. Bennett	AMGIA	—		—	—
	Liberty Media Series A	3,650,670	(4)(5)	*	1.2%
	Liberty Media Series B	4,879,452	(6)	2.3%
Gary S. Howard	AMGIA	—		—	—
	Liberty Media Series A	3,998,458	(7)(8)(9)(10)	*	*
	Liberty Media Series B	—		—
David P. Malm	AMGIA	6,000	(11)	*	*
	Liberty Media Series A	—		*	*
	Liberty Media Series B	—		—
Brian C. Mulligan(42)	AMGIA	—		—	—
	Liberty Media Series A	—		—	—
	Liberty Media Series B	—		—
Larry E. Romrell	AMGIA	—		—	—
	Liberty Media Series A	201,904	(12)	*	*
	Liberty Media Series B	3,240	(12)	*
Bernard W. Schotters	AMGIA	3,000	(13)	*	*
	Liberty Media Series A	2,834,000	(14)(15)	*	*
	Liberty Media Series B	3,656	(16)	*
Named Executive Officers in 2001:
Robert T. Walston(17)	AMGIA	—		—	—
	Liberty Media Series A	1,613,487	(18)(19)	*	*
	Liberty Media Series B	—		—
Lawrence Chernoff	AMGIA	—		—	—
	Liberty Media Series A	46,294	(20)(21)	*	*
	Liberty Media Series B	—		—
Scott Davis	AMGIA	1,000		*	*
	Liberty Media Series A	192	(22)	—	—
	Liberty Media Series B	—		—
John H. Donlon(23)	AMGIA	—		—	—
	Liberty Media Series A	103,928	(24)(25)	*	*
	Liberty Media Series B	—		—
Marcus O. Evans(26)	AMGIA	62,500	(27)	*	*
	Liberty Media Series A	—		—	—
	Liberty Media Series B	—		—
David P. Beddow(28)	AMGIA	387,500	(29)	7.93%	*
	Liberty Media Series A	519,228	(30)	*	*
	Liberty Media Series B	—		—
Jeffrey J. Marcketta(31)	AMGIA	—		—	—
	Liberty Media Series A	322,591	(32)(33)	*	*
	Liberty Media Series B	—		—

					Combined
					Voting
					Power of
				Percent	all
		Number of Shares		of Class	Classes
Name	Title of Class or Series	Beneficially Owned		or Series	or Series

All directors and executive officers (as of September 30, 2002) as a group (16 persons)	AMGIA	21,600	(34)(35)	*	*
	Liberty Media Series A	11,411,315	(36)(37)(38)(39)(40)	*	1.3%
	Liberty Media Series B	4,883,108	(41)	2.3%

*	Less than one percent.

(1)	Includes stock options to acquire 546,016 shares of Liberty Media Series A common stock, all of which are exercisable within 60 days of September 30, 2002.

(2)	Includes 5,339 shares held by Liberty Media’s 401(k) Savings Plan.

(3)	Does not include Mr. Fitzgerald’s ownership of a 7.9488% equity interest in common stock of Liberty Livewire Holdings, Inc., an entity controlled by Liberty Media, which holds certain of Liberty Media’s interests in the Company. See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Liberty LWR, Inc. and Liberty Livewire Holdings, Inc.,” below.

(4)	Includes 22,370 shares of Liberty Media Series A common stock held by the Liberty Media 401(k) Savings Plan.

(5)	Includes beneficial ownership of (i) 698,615 restricted shares of Liberty Media Series A common stock, none of which were vested at September 30, 2002 and (ii) 25,000 shares of Liberty Media Series A common stock which may be acquired within 60 days of September 30, 2002 upon exercise of stock options.

(6)	Includes beneficial ownership of 4,879,052 shares of Liberty Media Series B common stock which may be acquired within 60 days of September 30, 2002 upon exercise of stock options. Mr. Bennett has the right to convert the options for shares of Liberty Media Series B common stock into options for shares of Liberty Media Series A common stock.

(7)	Includes 582,177 restricted shares of Liberty Media Series A common stock held by a Grantor Retained Annuity Trust, none of which were vested at September 30, 2002.

(8)	Includes beneficial ownership of 2,575,431 shares of Liberty Media Series A common stock which may be acquired within 60 days of September 30, 2002, pursuant to stock options.

(9)	Includes 40,774 shares of Liberty Media Series A common stock held by the Liberty 401(k) Savings Plan for the benefit of Mr. Howard and 12,308 shares of Liberty Media Series A common stock held by the Liberty 401(k) Savings Plan for the benefit of Mr. Howard’s wife, Leslie D. Howard, as to which shares Mr. Howard has disclaimed beneficial ownership.

(10)	Includes 178,000 shares of Liberty Media Series B common stock owned by Mr. Howard’s wife, Leslie D. Howard, and held by a Grantor Retained Annuity Trust, as to which shares Mr. Howard has disclaimed beneficial ownership.

(11)	Assumes the exercise in full of stock options to acquire 6,000 shares of the Company’s Class A common stock, all of which are exercisable within 60 days of September 30, 2002.

(12)	Does not include Mr. Romrell’s ownership of a 7.9488% equity interest in common stock of Liberty Livewire Holdings, Inc. See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Liberty LWR, Inc. and Liberty Livewire Holdings, Inc.,” below.

(13)	Assumes the exercise in full of stock options to acquire 3,000 shares of the Company’s Class A common stock, all of which are exercisable within 60 days of September 30, 2002.

(14)	Includes 4,788 shares of Liberty Media Series A common stock held in a custodial account for the benefit of family members. Mr. Schotters is the custodian of this account and disclaims beneficial ownership of the shares therein.

(15)	Includes stock options to acquire 1,096,456 shares of Liberty Media Series A common stock, all of which are exercisable within 60 days of September 30, 2002.

(16)	Includes 328 shares of Liberty Media Series B common stock held by Communications Capital Partners, LLC, an entity controlled by Bernard and Nancy Schotters.

(17)	Mr. Walston resigned as President, Chief Executive Officer and a director, effective May 17, 2002.

(18)	Assumes the exercise in full of stock options to acquire 1,612,900 shares of Liberty Media Series A common stock that may be exercised within 60 days of September 30, 2002. Mr. Walston’s right to exercise such stock options terminates on December 31, 2002.

(19)	Includes 587 shares held by Liberty Media’s 401(k) Savings Plan.

(20)	Assumes the exercise in full of stock options to acquire 46,129 shares of Liberty Media Series A common stock, all of which are exercisable within 60 days of September 30, 2002.

(21)	Includes 165 shares held by Liberty Media’s 401(k) Savings Plan.

(22)	Includes 192 shares held by Liberty Media’s 401(k) Savings Plan.

(23)	Mr. Donlon resigned as President of the Company’s Media Group, effective August 19, 2002.

(24)	Assumes the exercise in full of stock options to acquire 103,928 shares of Liberty Media Series A common stock, all of which are exercisable within 60 days of September 30, 2002.

(25)	Includes 662 shares held by Liberty Media’s 401(k) Savings Plan.

(26)	Mr. Evans resigned as Executive Vice President, General Counsel and Secretary, effective January 21, 2002.

(27)	Assumes the exercise in full of stock options to acquire 62,500 shares of the Company’s Class A common stock, all of which are exercisable within 60 days of September 30, 2002, pursuant to Mr. Evans’ severance agreement with Liberty Media and the Company. For a description of Mr. Evans’ severance agreement, see “COMPENSATION INFORMATION — Severance Agreements with Named Executive Officers — Marcus O. Evans” below.

(28)	Mr. Beddow resigned as President and Chief Executive Officer, effective April 18, 2001.

(29)	Includes stock options to acquire 387,500 shares of the Company’s Class A common stock granted pursuant to Mr. Beddow’s severance agreement with the Company and Liberty Media, all of which are exercisable within 60 days of September 30, 2002. For more information regarding Mr. Beddow’s severance agreement, see “COMPENSATION INFORMATION — Severance Agreements with Named Executive Officers — David Beddow,” below.

(30)	Includes stock options to acquire 496,200 shares of Liberty Media Series A common stock, all of which are exercisable within 60 days of September 30, 2002.

(31)	Mr. Marcketta resigned as Executive Vice President and Chief Financial Officer, effective May 21, 2001.

(32)	Assumes the exercise in full of stock options to acquire 322,580 shares of Liberty Media’s Series A common stock, which became fully vested pursuant to Mr. Marcketta’s severance agreement with the Company, Liberty Media and Four Media Company, and are exercisable within 60 days of September 30, 2002. For a description of Mr. Marcketta’s severance agreement, see “COMPENSATION

INFORMATION — Severance Agreements with Named Executive Officers — Jeffrey J. Marcketta” below.

(33)	Includes 11 shares held by Liberty Media’s 401(k) Savings Plan.

(34)	Includes shares described in footnotes (11) and (13) above.

(35)	Includes shares beneficially owned by Sydney Pollack, a former director of the Company who resigned, effective November 8, 2002, as follows: (i) 5,600 shares beneficially owned by Mr. Pollack, and (ii) assumes the exercise in full of stock options to acquire 6,000 shares of the Company’s Class A common stock, all of which are exercisable within 60 days of September 30, 2002.

(36)	Includes shares described in footnotes (1), (2), (4), (5), (7) through (10), (14), (15), (18) through (22), (24), (25), (29), (32) and (33) above.

(37)	Includes shares beneficially held by Richard C. Fickle, as follows: (i) 7,041 shares beneficially owned by Mr. Fickle and his wife, Robin Fickle, (ii) 25,584 shares that may be acquired within 60 days of September 30, 2002 upon exercise of stock options, and (iii) 1,097 shares held by Liberty Media’s 401(k) Savings Plan.

(38)	Includes shares beneficially held by William E. Niles, as follows: (i) 10,520 shares that may be acquired within 60 days of September 30, 2002 upon exercise of stock options, and (ii) 600 shares held by Liberty Media’s 401(k) Savings Plan.

(39)	Includes shares beneficially held by Gavin W. Schutz, as follows: (i) 38,710 shares that may be acquired within 60 days of September 30, 2002 upon exercise of stock options, and (ii) 497 shares held by Liberty Media’s 401(k) Savings Plan.

(40)	Includes 9,625 shares beneficially owned by Sydney Pollack.

(41)	Represents shares described in footnotes (6) and (16) above.

(42)	Brian C. Mulligan was appointed to the board of directors, effective December 6, 2002.

Change of Control

      The Company knows of no arrangement, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a change of control of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Directors Meetings in 2001

      For the year ended December 31, 2001, the Company’s board of directors met three times. During 2001, each director other than Robert R. Bennett, Gary S. Howard and Robert T. Walston attended, either in person or telephonically, at least 75% of the aggregate of the total number of board of directors meetings and the total number of meetings held by the committees of the board of directors on which they served. Mr. Walston did not attend one meeting of the board of directors, at which the board discussed and approved his assumption of duties as acting Chief Executive Officer, upon the resignation of the Company’s former Chief Executive Officer, David P. Beddow.

Board Committees

      The Company’s board of directors has a standing Executive Committee, Audit Committee and Compensation Committee.

      Executive Committee. The principal responsibilities of the Executive Committee are to, if necessary, exercise all the powers and authority of the board of directors in the management of the business and affairs of the Company to the fullest extent permitted by applicable law, and the Company’s Restated Certificate of

Incorporation and bylaws, as each may be amended from time to time. Robert R. Bennett and William R. Fitzgerald have served on the Executive Committee since July 26, 2000. David P. Beddow served on the Executive Committee from July 26, 2000 to April 18, 2001, when he resigned from the board, and Robert T. Walston served on the Executive Committee from August 3, 2001 to May 17, 2002, when he resigned from the board. The Executive Committee did not meet in 2001, but did act by unanimous written consent in lieu of meeting.

      Audit Committee. The Audit Committee operates under a written charter adopted by the board of directors, a copy of which was attached as Annex A to the Company’s proxy statement for the annual meeting of stockholders held on December 19, 2001. The Audit Committee reviews the scope and approach of the annual audit, the annual financial statements and the auditors’ report thereon and the auditors’ comments relative to the adequacy of the Company’s system of internal controls and accounting systems. The Audit Committee is also responsible for recommending to the board of directors the appointment of independent public accountants for the following year. The Audit Committee met one time in 2001.

      From January 1, 2001 to November 8, 2001, the Company’s Audit Committee was comprised of David P. Malm and Sydney Pollack. Bernard W. Schotters was appointed to the Audit Committee on November 8, 2001. Each member was “independent” within the meaning of Nasdaq Marketplace Rule 4200(a)(14). Effective March 5, 2002, Mr. Pollack resigned from the Audit Committee, citing an inability to serve thereon due to the extent of his other professional obligations. (Mr. Pollack subsequently resigned from the Board of Directors, effective November 8, 2002, again citing an inability to serve thereon due to the extent of his other professional obligations.)

      Following Mr. Pollack’s resignation from the Audit Committee, the board of directors appointed Gary S. Howard as the third member of the Audit Committee, effective March 5, 2002. As Executive Vice President and Chief Operating Officer of Liberty Media, Mr. Howard is not an “independent” director under Nasdaq Marketplace Rule 4200(a)(14). Mr. Howard is a current member of the board of directors and has extensive professional training and experience in finance and accounting matters, having served as both a CPA and a treasurer/senior vice president of finance. The board determined that Mr. Howard’s membership on the Audit Committee was in the Company’s and the stockholders’ bests interests and the lack of any other independent directors created exceptional and limited circumstances under which, pursuant to Nasdaq Marketplace Rule 4350(d)(2), the Company could allow one member of the board of directors who was not independent, and who was not a current employee or an immediate family member of an employee, to be appointed to the Audit Committee. On December 6, 2002, the board filled one of the vacancies on the board of directors with Brian C. Mulligan, a director who is an “independent” director under the Nasdaq Marketplace Rules. On that same day, Mr. Mulligan was appointed to, and Mr. Howard resigned from, the Audit Committee.

      Compensation Committee. The purpose of the Compensation Committee is to review management compensation levels and provide recommendations to the board of directors regarding salaries and other compensation for the Company’s executive officers, including bonuses and incentive programs. From January 1, 2001 to November 8, 2001, the members of the Compensation Committee were Messrs. Fitzgerald, Howard, Malm and Pollack. Mr. Schotters was appointed as an alternate member of the Compensation Committee on November 8, 2001. On March 5, 2002, Mr. Pollack resigned from the Compensation Committee, citing an inability to serve thereon due to the extent of his other professional obligations, and Mr. Schotters was appointed as a full member of the Compensation Committee. The Compensation Committee met three times in 2001.

AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (SAS 61 — Communication with Audit Committee) , as amended, relating to the auditors’ judgment about the quality of the Company’s accounting principles, judgments and estimates, as applied in its financial reporting.

      The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), that relates to the accountants’ independence from the Company and its subsidiaries, and has discussed with the independent public accountants their independence.

      Based on the reviews and discussions referred to above, the Audit Committee, recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the SEC.

Submitted by the Audit Committee,

David P. Malm
Bernard W. Schotters

COMPENSATION INFORMATION

Compensation of Directors

      Members of the Company’s board of directors who are also full-time employees or consultants of the Company or Liberty Media, or any of their respective subsidiaries, or any other affiliate of Liberty Media, do not receive any additional compensation for their services as a member of the Company’s board of directors.

      Members of the Company’s board of directors who are not full-time employees or consultants of the Company or Liberty Media or any of their respective subsidiaries, which we refer to collectively as Independent Directors for purposes of this discussion, receive a director’s fee of $16,000 per year. Members of the Company’s Audit Committee who are Independent Directors also receive $750 for (i) each telephonic or in-person meeting of the Audit Committee that is not convened simultaneously with, or immediately preceding or following the conduct of, any regularly scheduled or special meeting of the board of directors, and (ii) each monthly financial update teleconference of the board of directors which is not held simultaneously with, or immediately preceding or following the conduct of, any meeting of the Audit Committee or the board of directors. Directors are not otherwise separately compensated for service on board committees. Independent Directors are also reimbursed for expenses incurred to attend any meeting of the board or board committee on which they serve.

      On November 28, 2000, the board of directors adopted the Company’s 2000 Nonemployee Director Stock Option Plan, which was approved at the Company’s annual meeting of stockholders on December 19, 2001. Pursuant to the 2000 Nonemployee Director Stock Option Plan, each Independent Director, as of November 28, 2000, was granted options to purchase 15,000 shares of the Company’s Class A common stock. In addition, each person who became, or becomes, an Independent Director after November 28, 2000 was, or will be, automatically granted options to purchase up to 15,000 shares of the Company’s Class A common stock upon such person becoming a director. The 2000 Nonemployee Director Stock Option Plan provides that the per share exercise price of each option granted under the plan will be equal to the fair market value of the Company’s Class A common stock on the date such option is granted. In general, fair market value is determined by reference to the last sale price for shares of the Company’s Class A common stock on the date of grant. Options granted pursuant to the 2000 Nonemployee Director Stock Option Plan will be exercisable, on a cumulative basis, as to 20% of the number of shares of the Company’s Class A common stock subject to the option on each of the first, second, third, fourth and fifth anniversary of the date the option was granted.

Summary Compensation Table

      The following table shows certain compensation earned during the fiscal years ending December 31, 2001, 2000 and 1999, by the Company’s Named Executive Officers.

      The columns for restricted stock awards and long-term incentive plans have been omitted because there was no compensation required to be reported in such columns.

					Long-Term
					Compensation

		Annual Compensation			Securities
	Fiscal				Underlying		All Other
Name and Principal Position	Year	Salary($)		Bonus($)	Options(#)		Compensation($)

Robert T. Walston(1)	2001	601,154		—	775,000		5,250	(2)
Former Chief Executive Officer	2000	288,462	(3)	—	—		3,400	(4)
	1999	—		—	—		—
Lawrence Chernoff	2001	342,005		—	275,000		1,538	(5)
President, Pictures Group	2000	145,041	(3)	—	—		1,538	(4)
	1999	—		—	—		—
Scott Davis	2001	350,000		—	175,000		—
President, Networks Group	2000	84,808	(6)	—	—		—
	1999	—		—	—		—
John H. Donlon(7)	2001	325,000		—	175,000		5,465	(8)
Former President, Media Group	2000	187,500	(3)	—	—		1,237,687	(9)
	1999	—		—	—		—
Marcus O. Evans(10)	2001	350,000		—	250,000	(11)	—
Former Executive Vice President,	2000	215,385	(3)	—	—		179,202	(12)
Secretary and General Counsel	1999	—		—	—		—
David P. Beddow(13)	2001	203,054	(14)	—	387,500		1,413,461	(15)
Former Chief Executive Officer	2000	302,885		—	—		341,910	(16)
	1999	—		—	—		—
Jeffrey J. Marcketta(17)	2001	275,962	(18)	—	—		107,692	(19)
Former Chief Financial Officer and	2000	201,923	(3)	—	—		3,029	(4)
Executive Vice President	1999	—		—	—		—

(1)	Mr. Walston resigned as President, Chief Executive Officer and a director, effective May 17, 2002.

(2)	This amount represents contributions of $3,077 made by the Company to the Four Media Company 401(k) Plan for the four months ended April 30, 2001, and $2,173 made by the Company to the Liberty Media 401(k) Savings Plan for the eight months ended December 31, 2001 after the Four Media Company 401(k) Plan merged into the Liberty Media 401(k) Savings Plan. For more information regarding the Company’s contributions to the Liberty Media 401(k) Savings Plan, see “Liberty Media 401(k) Savings Plan Contributions” below.

(3)	These amounts represent salary for seven months ended December 31, 2000. These amounts do not include:

(a)	$192,307 of salary for the five months ended May 31, 2000 earned by Mr. Walston at Four Media Company prior to its acquisition by the Company;

(b)	$116,194 of salary for the five months ended May 31, 2000 earned by Mr. Chernoff at Four Media Company prior to its acquisition by the Company;

(c)	$125,055 of salary for the five months ended May 31, 2000 earned by Mr. Donlon at Four Media Company prior to its acquisition by the Company;

(d)	$40,835 of salary for the period commencing March 15, 2000 through June 1, 2000 earned by Mr. Evans and paid by Four Media Company; and

(e)	$134,615 of salary for the five months ended May 31, 2000 earned by Mr. Marcketta at Four Media Company prior to its acquisition by the Company.

(4)	Amounts represent contributions made by the Company to the Four Media Company 401(k) Plan on the respective executive’s behalf, for the seven months ended December 31, 2000.

(5)	This amount represents contributions made by the Company to the Four Media Company 401(k) Plan for the four months ended April 30, 2001. Mr Chernoff did not participate in the Liberty Media 401(k) Savings Plan in 2001.

(6)	This amount represents salary for four months ended December 31, 2000.

(7)	Mr. Donlon resigned as the Company’s President of the Media Group, effective August 19, 2002.

(8)	This amount represents contributions of $1,693 made by the Company to the Four Media Company 401(k) Plan on Mr. Donlon’s behalf for the four months ended April 30, 2001, and $3,773 made by the Company to the Liberty Media 401(k) Savings Plan on Mr. Donlon’s behalf for the eight months ended December 31, 2001 after the Four Media Company 401(k) Plan merged into the Liberty Media 401(k) Savings Plan. For more information regarding the Company’s contributions to the Liberty Media 401(k) Savings Plan, see “Liberty Media 401(k) Savings Plan Contributions” below.

(9)	This amount represents $3,400 in contributions made by the Company to the Four Media Company 401(k) Plan on Mr. Donlon’s behalf, for the seven months ended December 31, 2000, and $1,234,287 paid by Liberty Media on June 2, 2000 to Mr. Donlon upon exercise of his Four Media Company stock options, which had converted into options to acquire shares of Liberty Media Series A common stock in connection with the acquisition of Four Media Company by Liberty Media on April 10, 2000.

(10)	Mr. Evans resigned as the Company’s Executive Vice President, Secretary and General Counsel, effective January 21, 2002.

(11)	Mr. Evans was granted a stock option for 250,000 shares of the Company’s Class A common stock under an Option Agreement, dated November 15, 2001, between Mr. Evans and the Company. Pursuant to Mr. Evans’ subsequent Severance Agreement and General Release, dated January 21, 2002, among Mr. Evans, Liberty Media and the Company, the Company accelerated the vesting of Mr. Evans’ existing stock options with respect to 62,500 shares, representing 25% of the original option grant, and the remaining 187,500 shares were terminated, on January 21, 2002. For more information on Mr. Evans’ Severance Agreement and General Release, see “Severance Agreements with Named Executive Officers — Marcus O. Evans” below.

(12)	Represents moving expenses paid by the Company.

(13)	Mr. Beddow resigned as the Company’s Chief Executive Officer and President, effective April 18, 2001.

(14)	Represents salary for the three months ended March 31, 2001.

(15)	Represents amounts paid under a severance agreement among Mr. Beddow, Liberty Media and the Company, dated August 28, 2001. For more information about Mr. Beddow’s severance agreement, see “Severance Agreements with Named Executive Officers — David Beddow” below.

(16)	Reflects $268,785 in relocation expenses and $73,125 for a grant to Mr. Beddow by Liberty Media of 73.125 shares of common stock of Liberty LWR, Inc.

(17)	Mr. Marcketta resigned as Executive Vice President and Chief Financial Officer, effective May 21, 2001.

(18)	Represents salary for the four months ended April 30, 2001.

(19)	Represents amounts paid under a severance agreement among Mr. Marcketta, the Company, Liberty Media and Four Media Company, effective May 18, 2001. For more information about Mr. Marcketta’s severance agreement, see “Severance Agreements with Named Executive Officers — Jeffrey J. Marcketta” below.

Liberty Media 401(k) Savings Plan Contributions

      Since June 2001, the Company’s employees, including its executive officers, have been eligible to enroll in the Liberty Media 401(k) Savings Plan. The Liberty Media 401(k) Savings Plan provides the Company’s employees with an opportunity to save for retirement. Subject to the maximum limits allowed by law, eligible participants may contribute up to 99% of their compensation. The Company will match 50% of the participants’ contribution up to 6% of compensation, and which matching contribution is invested in a Liberty Media stock fund. The participants’ contributions to the savings plan are fully vested upon contribution. The Company’s matching contributions are vested as follows:

Years of Service	Vesting Percentage

Less than 1	0%
1-2	33%
2-3	66%
3 or more	100%

Options Grants in Last Fiscal Year

	Individual Grants

			Percent of
			Total			Potential Realizable Value at
	Number of		Options			Assumed Annual Rates of
	Securities		Granted to	Exercise		Stock Price Appreciation for
	Underlying		Employees in	or Base		Option Term
	Options		Fiscal	Price	Expiration
Name	Granted(#)		Year(%)(1)	($/share)	Date	5%		10%

Robert T. Walston(2)	775,000	(3)	12.6	$7.00	11/15/2011	$2,973,283	(4)	$7,952,976	(4)
Lawrence Chernoff	275,000	(3)	4.5	$7.00	11/15/2011	1,055,036	(4)	2,822,024	(4)
Scott Davis	175,000	(3)	2.9	$7.00	11/15/2011	671,386	(4)	1,795,833	(4)
John H. Donlon(5)	175,000	(3)	2.9	$7.00	11/15/2011	671,386	(4)	1,795,833	(4)
Marcus O. Evans(6)	250,000	(7)	4.1	$7.00	11/15/2011 (3)	239,781	(4)	641,369	(4)
David Beddow(8)	387,500	(9)	6.3	$13.47	8/28/2006	632,574	(10)	2,167,011	(10)
Jeffrey J. Marcketta(11)	0		—	—	—	—		—

(1)	Based on 6,132,500 total options granted under the 2001 Incentive Plan in fiscal year 2001.

(2)	Mr. Walston resigned as President, Chief Executive Officer and a director, effective May 17, 2002.

(3)	Vests 25% two years after grant date unless executive’s option agreement is otherwise modified with board approval (the “Vesting Commencement Date”), and an additional 25% vests each year thereafter so that the options are fully vested five years from the Vesting Commencement Date. Options expire on tenth anniversary of the Vesting Commencement Date.

(4)	Based on a market price of $6.65 on November 15, 2001, which was the date of grant.

(5)	Mr. Donlon resigned as the Company’s President of the Media Group, effective August 19, 2002.

(6)	Mr. Evans resigned as the Company’s Executive Vice President, Secretary and General Counsel, effective January 21, 2002.

(7)	Mr. Evans was granted a stock option for 250,000 shares of the Company’s Class A common stock under an Option Agreement, dated November 15, 2001, between Mr. Evans and the Company. Pursuant to Mr. Evans’ subsequent Severance Agreement and General Release, dated January 21, 2002, among Mr. Evans, Liberty Media and us, the Company accelerated the vesting of Mr. Evans’ existing stock options with respect to 62,500 shares, representing 25% of the original option grant, and the remaining 187,500 shares were terminated, on January 21, 2002. The vested shares are exercisable through January 31, 2004, subject to the terms of the Company’s 2001 Incentive Plan. For more information on Mr. Evans’ Severance Agreement and General Release, see “Severance Agreements with Named Executive Officers — Marcus O. Evans” below.

(8)	Mr. Beddow resigned as the Company’s Chief Executive Officer and President, effective April 18, 2001.

(9)	Granted on August 6, 2001 pursuant to the terms of a severance agreement in which a stock option to purchase shares of the Company’s Class A common stock became fully vested on September 4, 2001. For more information on Mr. Beddow’s severance agreement, see “Severance Agreements with Named Executive Officers — David Beddow” below.

(10)	Based on a market price of $11.83 on August 28, 2001, which was the date of the grant.

(11)	Mr. Marcketta resigned as Executive Vice President and Chief Financial Officer, effective May 21, 2001.

Aggregate Option Exercises and Fiscal Year-End Option Values

      No Named Executive Officers exercised options in fiscal year 2001.

Report on Repricing of Options

      The Company did not, at any time during 2001, change the exercise price of stock options or SARs previously awarded to any of its executive officers. See “Option Grants in Last Fiscal Year” above.

Employment Agreements with Named Executive Officers

      Robert T. Walston. Prior to Mr. Walston’s resignation as the Company’s President, Chief Executive Officer and director on May 17, 2002, Mr. Walston had an employment agreement with Four Media Company, the Company’s subsidiary, which was executed on January 1, 1999 and expired on December 31, 2003 (the “4MC Agreement”). Under the terms of the 4MC Agreement, among other things, Mr. Walston was to be paid an annual salary of $500,000 as Four Media Company’s Chairman and Chief Executive Officer. Although Mr. Walston’s agreement had not been modified, effective August 6, 2001, upon assumption of duties as the Company’s then-current President and Chief Executive Officer, Mr. Walston began receiving an annual salary of $700,000 and stock options permitting him to purchase 775,000 shares of the Company’s Class A common stock at an exercise price of $7.00 per share, which would vest in accordance with the terms of the Company’s 2001 Incentive Plan.

      On May 17, 2002, Mr. Walston’s employment with the Company ended. Under the terms of his employment agreement, the Company is paying Mr. Walston his annual base salary of $700,000 until the end of the term of his employment agreement on December 31, 2003 and automatically forgave a loan of $2.0 million and accrued interest on the loan of $300,000. In addition, Mr. Walston’s option to purchase 1,612,900 shares of Liberty Media Series A common stock became exercisable upon the termination of his employment and remains exercisable until December 31, 2002. For more information on the loan to Mr. Walston, see “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Executive Officer Loan” below.

      John H. Donlon. Prior to Mr. Donlon’s resignation as President of the Company’s Media Division in August 2002, Mr. Donlon had an employment agreement with Four Media Company, the Company’s subsidiary, which was executed on January 1, 1999 and expired December 31, 2003. Under the terms of the agreement, Mr. Donlon was paid an annual base salary of $325,000 and was eligible for a bonus payment based on an incentive bonus plan to be established and administered by the Compensation Committee of the board of directors. Mr. Donlon also received an option to purchase 200,000 shares of Four Media Company’s common stock at an exercise price of $8.00 under the terms of Four Media Company’s 1997 Stock Plan, which in connection with Liberty Media’s acquisition of Four Media Company on April 10, 2000, converted into an option to purchase 129,032 shares of Liberty Media Series A common stock at an exercise price of $12.40 per share. Pursuant to the terms of this agreement, Mr. Donlon is receiving a severance payment in monthly installments of his annual base salary for 24 month and the options to purchase Liberty Media Series A common stock became fully vested.

Severance Agreements with Named Executive Officers

      David Beddow. Mr. Beddow served as a director and the Company’s Chief Executive Officer from June 2000 until April 18, 2001, at an annual base salary of $525,000. On August 28, 2001, Mr. Beddow entered into a severance agreement and general release with the Company and Liberty Media relating to the terms of the termination of his position as Chief Executive Officer, effective April 18, 2001. In lieu of any other severance pay to which he might otherwise be entitled by law or any applicable severance policy of the Company, Mr. Beddow received a one-time severance payment of $1,413,461, which was an amount equal to 140 weeks’ salary at Mr. Beddow’s base salary rate of $10,096.15 per week at the time his employment terminated. In addition, on August  28, 2001, the Company and Mr. Beddow entered into a stock option agreement, whereby, pursuant to the terms of the severance agreement, the Company granted Mr. Beddow options to purchase 387,500 shares of its Class A common stock exercisable until the fifth anniversary date of execution of the stock option agreement, at an exercise price of $13.47 per share, which options were fully vested as of August 28, 2001. In addition, effective concurrently with the execution of the severance agreement, and as a condition precedent to the obligations of the Company and Liberty Media under that agreement, Mr. Beddow executed and delivered to Liberty Media and Liberty LWR, Inc., a subsidiary of Liberty Media, an agreement providing for the sale by Mr. Beddow of an aggregate of 73.125 shares of the common stock, par value $.01 per share, of Liberty LWR, Inc., for a purchase price of $33,815, pursuant to the provisions of that certain stockholders’ agreement executed by Mr. Beddow at the time of receipt of these shares of common stock of Liberty LWR, Inc. For more information regarding Liberty LWR, Inc., see “CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS — Liberty LWR, Inc. and Liberty Livewire Holdings, Inc.” below.

      Jeffrey J. Marcketta. On May 18, 2001, Jeffrey J. Marcketta entered into a severance agreement and general release with the Company, Liberty Media and Four Media Company specifying the terms of the termination of his position as one of the Company’s Executive Vice Presidents and the Company’s Chief Financial Officer. Pursuant to the provisions of this severance agreement, effective on May 18, 2001 and continuing until December 31, 2003, Mr. Marcketta will continue to receive an amount equal to his then annual base salary of $350,000 per year as a severance payment, plus continued participation in such health and/or medical benefit plans as were in effect with respect to Mr. Marcketta on the execution date of the severance agreement. In addition, the options held by Mr. Marcketta to purchase 322,580 shares of Liberty Media’s Series A common stock at an exercise price of $12.40 per share became fully vested and exercisable as of the date of the severance agreement, and will remain exercisable until May 18, 2003, pursuant to the terms of the severance agreement.

      Marcus O. Evans. On January 21, 2002, Marcus O. Evans entered into a severance agreement and general release with the Company and Liberty Media specifying the terms of the termination of his position as Executive Vice President, General Counsel and Secretary. Pursuant to the provisions of this severance agreement, effective January 21, 2002, Mr. Evans will continue to receive an amount equal to his then annual base salary of $350,000 per year as severance payments until January 31, 2004 and medical benefits through January 31, 2004. Mr. Evans may also receive up to a total of $175,000 for moving and relocation expenses incurred under certain circumstances. In addition, effective January 21, 2002, the Company accelerated the vesting of Mr. Evans’ existing stock options with respect to 62,500 shares of its Class A common stock, which represented 25% of the original option grant to Mr. Evans on November 15, 2001 to purchase 250,000 shares of the Company’s Class A common stock, and the original option grant was terminated as to the remaining 187,500 shares. The vested option shares are exercisable through January 31, 2004, at an exercise price of $7.00 per share subject to the terms of the 2001 Incentive Plan.

Compensation Committee Interlocks and Insider Participation

      The following members of the Company’s board of directors serve as members of the Compensation Committee of the board of directors: William R. Fitzgerald, Gary S. Howard, David P. Malm and Bernard W. Schotters. None of the members of the Compensation Committee (i) is an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer or employee of the Company or any of its subsidiaries, or (iii) had any related party transactions, except that Mr. Fitzgerald is the President and Chief Executive Officer of the Company and an officer of each of the Company’s U.S. subsidiaries. Messrs. Howard and Fitzgerald are each officers, and Mr. Howard is a director of, Liberty Media, and Mr. Fitzgerald and another director of the Company own interests in a subsidiary of Liberty Media that owns equity securities of the Company, including convertible notes issued under the Credit Agreement. See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.”

      The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of another entity and an executive officer of such other entity served or serves as a director or on the Company’s compensation committee. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee. During fiscal year 2001, the Compensation Committee was comprised entirely of non-employee directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      During 2001, the Compensation Committee was composed entirely of non-employee directors and is responsible for developing and making recommendations to the board of directors with respect to the Company’s executive compensation policies and practices. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers.

Compensation Philosophy

      The philosophy of the Company’s compensation program is, generally, to provide a performance-based executive compensation program that rewards executives whose efforts enable the Company to achieve its business objectives and enhance stockholder value. Specifically, the Company’s executive compensation program has been designed to provide an overall level of compensation opportunity that is competitive within the entertainment service and broadcast industries. The Compensation Committee uses its discretion to set individual executive compensation levels warranted in its judgment by market practice, the Company’s performance and individual performance, thereby enabling the Company to attract, motivate, reward and retain individuals who possess the skills, experience and talents necessary to advance the Company’s growth and financial performance.

      The compensation of the Company’s executive officers, including the Named Executive Officers in the Summary Compensation Table above, is comprised of three elements: base salary, annual cash bonus and stock options.

      Base Salary. Base salary is the primary mechanism used to compensate executives for their management responsibilities. Base salaries are determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, the contribution of the individual to the Company’s achievements during the prior year and the competitive marketplace for executive talent. The Chief Executive Officer recommends annual salary adjustments for executive officers after consideration of these factors. The Chief Executive Officer’s recommendations are considered by the Compensation Committee in determining executive officers’ annual salary levels.

      Annual Bonus. The annual bonuses paid to the Company’s executive officers are dependent upon individual and overall company performance. There were no annual bonuses awarded to the Company’s executive officers for the year ending December 31, 2001.

      Stock Options. Stock options provide an incentive for retention of executive talent and the creation of stockholder value in the long-term since their full benefits cannot be realized unless the price of the Company’s stock appreciates over a specified number of years and the executive continues to perform services for the Company. The Compensation Committee believes that stock options serve as an important component of compensation by closely aligning management’s interests and actions with those of the Company’s stockholders.

      Section 162 of the Internal Revenue Code. In adopting and administering executive compensation plans and arrangements, the Compensation Committee will consider whether the deductibility of such compensation will be limited under Section 162(m) of the Internal Revenue Code, as amended, and, in appropriate cases, may serve to structure arrangements so that any such limitation will not apply.

CEO Compensation

      In fiscal year 2001, compensation for the then-current Chief Executive Officer, Robert T. Walston, was subject to the approval of the Compensation Committee. Upon Mr. Walston’s appointment as acting President and acting Chief Executive Officer, his base salary was based upon the salary paid in his capacity as Chairman and Chief Executive Officer for, and pursuant to his employment contract with, Four Media Company, a subsidiary of the Company. Mr. Walston’s compensation was increased in August 2001 upon his appointment as the Company’s then-current President and then-current Chief Executive Officer. The grants of stock options and performance awards to Mr. Walston under the Company’s 2001 Incentive Plan were determined by the Compensation Committee, and were awarded to him subsequent to the approval of such Plan by the stockholders of the Company at last year’s annual meeting of stockholders. The Compensation Committee believes such allocation was reasonable in light of Mr. Walston’s personal performance, and the Compensation Committee’s objective of having Mr. Walston’s base salary remain competitive with salaries being paid to similarly situated chief executive officers in the Company’s industry.

Submitted by the Compensation Committee,

William R. Fitzgerald
Gary S. Howard
David P. Malm
Bernard W. Schotters

STOCK PERFORMANCE GRAPH

      The following chart compares the yearly percentage change in the cumulative stockholder return on the Company’s common stock during the five years ended December 31, 2001 with the cumulative total return on the Nasdaq index, the cumulative total return on the S&P 500 Index and the cumulative total return on the Entertainment Index published by CBS Marketwatch® (the “Entertainment Index”). The S&P 500 Index was used in the proxy statement, dated November 19, 2001, for last year’s annual meeting of stockholders because the Company found that no applicable published industry or line-of-business index existed for the Company. The Company now uses the Entertainment Index because the companies comprising this index have more similar lines of business to the Company than the companies comprising the S&P 500 Index. The cumulative total return on the S&P 500 Index is provided below in order to compare its total returns to that of the Entertainment Index.

      The comparison assumes $100 was invested on August 31, 1996, in the Company’s common stock and in the relevant indices and assumes reinvestment of dividends. The Company’s fiscal year now ends December 31.

COMPARISON OF 64 MONTH CUMULATIVE TOTAL RETURN*

AMONG ASCENT MEDIA GROUP, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX, THE S&P 500
INDEX AND ENTERTAINMENT INDEX

[PERFORMANCE GRAPH]

	Ascent Media Group,	Nasdaq Stock Market
	Inc.	(U.S.)	S & P 500	Entertainment Index

8/96	100.00	100.00	100.00	100.00
8/97	72.60	139.50	140.65	149.05
8/98	44.33	131.81	152.03	155.79
8/99	119.24	244.89	212.58	191.42
12/00	64.61	218.01	215.89	149.03
12/01	58.39	172.99	190.23	190.00

      Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

	Cumulative Total Return

					Fiscal Year Ended
	Fiscal Year Ended August 31,				December 31,

	1996	1997	1998	1999	2000	2001

Ascent Media Group, Inc.	100.00	72.60	44.33	119.24	64.61	58.39
Nasdaq Stock Market (U.S.)	100.00	139.50	131.81	244.89	218.01	172.99
S & P 500	100.00	140.65	152.03	212.58	215.89	190.23
Entertainment Index	100.00	149.05	155.79	191.42	149.03	190.00

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Credit Agreement with Liberty Media

      On December 22, 2000, the Company entered into the Credit Agreement with Liberty Media, providing for Committed Loans by Liberty Media to the Company of up to $213.6 million for the acquisition of certain businesses and assets and Discretionary Loans of up to an additional $100.0 million for other purposes.

      Liberty Media has the right to convert loans made under the Credit Agreement, in whole or in part, including any accrued but unpaid interest, into shares of the Company’s Class B common stock at a conversion price of $10.00 per share (except as otherwise provided in a supplement with respect to Discretionary Loans), subject to anti-dilution adjustments as specified in the Credit Agreement. Interest on such loans accrues at a rate of 10% per annum, payable in cash, shares of the Company’s Class B common stock, or a combination thereof. As of December 18, 2002, the Company had borrowed approximately $206.2 million in Committed Loans and $18.1 million in Discretionary Loans (including pursuant to the supplements described below) from, and had issued 8,546,721 shares of its Class B common stock as interest payments on such borrowings to, Liberty Media pursuant to the terms of the Credit Agreement, as supplemented.

Supplements to Credit Agreement with Liberty Media

      On June 28, 2002, the Company and Liberty Media entered into Supplement No. 1 to the Credit Agreement, under which the Company borrowed $6.5 million in Discretionary Loans for the purchase of capital assets, and issued a promissory note, dated June 28, 2002, in the same amount that is convertible into the Company’s Class B common stock at $3.50 per share. The closing price of the Company’s Class A common stock on June 28, 2002 was $2.94 per share.

      On July 24, 2002, the Company and Liberty Media entered into Supplement No. 2 to the Credit Agreement, under which the Company borrowed an additional $2.3 million in Discretionary Loans to fund part of an arbitration award in connection with a proceeding with Paul A. Dujardin (which is referred to in this proxy statement as the Arbitration Award), and issued a promissory note in the same amount that is convertible into the Company’s Class B common stock at $3.50 per share. The closing price of the Company’s Class A common stock on June 28, 2002 was $1.95 per share.

      On August 13, 2002, the Company and Liberty Media entered into Supplement No. 3 to the Credit Agreement. On September 30, 2002, the Company borrowed $5.3 million and issued a convertible note in the same amount that is convertible, subject to stockholder approval, into the Company’s Class B common stock at $1.94 per share, and sold 7,070,000 shares of its Class B common stock at a price of $1.69 per share for a total purchase price of $11.9 million. The closing price of the Company’s Class A common stock on September 30, 2002 was $1.57 per share.

      On October 17, 2002, the Company borrowed $4.0 million under Supplement No. 3 and issued a convertible note in the same amount that is convertible, subject to stockholder approval, into the Company’s Class B common stock at $1.56 per share. The closing price of the Company’s Class A common stock on October 17, 2002 was $1.15 per share.

July 2002 Stock Sale to Liberty Media

      On July 24, 2002, the Company sold 440,981 unregistered and restricted shares of its Class B common stock to Liberty Media for $3.05 per share for proceeds of approximately $1.3 million (which is referred to as the July 2002 Stock Sale in Proposal 2 above). The closing price of the Company’s Class A common stock on July 24, 2002 was $1.95 per share. The proceeds of the stock sale were used to fund part of the Arbitration Award.

Tax Sharing Agreement between Liberty Media and Ascent Media Group, Inc.

      In November 2000, the Company and Liberty Media became parties to a tax sharing agreement, whereby the Company is obligated to make a cash payment to Liberty Media in each year that it (taken together with all of the Company’s domestic subsidiaries) has positive taxable income measured on a separate basis. The amount of the payment would be equal to the amount of that positive taxable income multiplied by the highest corporate tax rate. In the event that (1) the Company and its subsidiaries, when treated as a separate group, have a net operating loss or are entitled to a net tax credit for a particular year, and (2) Liberty Media is able to use such loss or credit to reduce its tax liability for any year, the Company would become entitled to a credit against future payments to Liberty Media under the agreement. If the Company becomes disaffiliated from Liberty Media and the group of companies that file tax returns jointly with Liberty Media (i.e., if the value or voting power of Liberty Media’s stock ownership of the Company were to drop below 80%) prior to the time that the Company is able to use such credit, the Company would be entitled to a payment from Liberty Media at the earlier of the time that (1) the Company shows it could have used the net operating loss carryforward or net tax credit to reduce the Company’s own separately computed tax liability or (2) the value or voting power of Liberty Media’s stock ownership of us drops below 20%. In addition, under the tax sharing agreement, the Company has the right to participate in the defense of claims of the Internal Revenue Service that might affect its liability under the agreement, and to participate in tax refunds paid to Liberty Media where such refunds are due in part to its operations.

Liberty LWR, Inc. and Liberty Livewire Holdings, Inc.

      Liberty LWR, Inc. On November 2, 2000, Liberty LWR, Inc. was formed as a wholly owned subsidiary of Liberty Media. Upon Liberty LWR, Inc.’s formation, and pursuant to a contribution agreement between Liberty Media and Liberty LWR, Inc. dated as of November 2, 2000, Liberty Media contributed to Liberty LWR, Inc.: (1) 31,635,682 shares of the Company’s Class B common stock, (2) all of Liberty Media’s rights and obligations under a predecessor agreement to the Credit Agreement (which rights and obligations subsequently were transferred back to Liberty Media in exchange for the grant of a $125.0 million participation interest in the Credit Agreement pursuant to a participation agreement dated as of December 22, 2000); and (3) an agreement to fund certain convertible subordinated loans to be made under such predecessor agreement to the Credit Agreement. In exchange for its contributions to Liberty LWR, Inc., Liberty Media received 81,502 shares of the preferred stock of Liberty LWR, Inc., par value $.01 per share, and 10,000 shares of the common stock of Liberty LWR, Inc., par value $.01 per share, at the time of such contribution.

      Liberty Media then transferred 4.0725% of its common stock interest in Liberty LWR, Inc., having a value of $407,250, to William R. Fitzgerald, a director and the Company’s Chairman of the board of directors and our President and Chief Executive Officer; Larry E. Romrell, a director; David P. Beddow, who was at the time a director and the Company’s Chief Executive Officer, and another individual (who is neither a director nor an executive officer of the Company). The stock grants and deferred bonuses (as described below) to Messrs. Fitzgerald, Beddow and Romrell described herein were not made as compensation to such individuals for their services rendered as members of the Company’s board of directors, but for their respective services to Liberty Media and its various affiliates prior to 2001. The percentage interests granted to Messrs. Fitzgerald, Romrell and Beddow, and the value of such interests, are as follows:

	Percentage Common Stock	Value of Interest in
Name	Interest in Liberty LWR, Inc.	Liberty LWR, Inc.

William R. Fitzgerald	1.25250%	$125,250
Larry E. Romrell	1.46250%	$146,250
David P. Beddow	0.73125%	$73,125

      In addition, Liberty LWR, Inc. awarded Mr. Romrell and Mr. Beddow deferred bonuses in the initial amounts of $3,373,836 and $1,686,921, respectively, which amounts were to decrease by an amount equal to any increase during the relevant period in the value of 21 shares of Liberty LWR, Inc.’s common stock in the case of Mr. Romrell and 10.5 shares of Liberty LWR, Inc.’s common stock in the case of Mr. Beddow. The relevant period was the period beginning on the date of grant, which was November 2, 2000, and ending on the earlier of (i) the date on which the recipient ceased to be employed by Liberty Media or any of its affiliates (such date is referred to in this proxy statement as the Termination Date), and (ii) November 2, 2005. Each adjusted bonus was payable in cash, shares of Liberty Media’s common stock, shares of the Company’s Class B common stock or any combination of the foregoing (at the election of Liberty LWR, Inc.) within 100 days following the earlier to occur of the Termination Date or the date on which the recipient ceased to be a “covered employee” within the meaning of Section 162(m)(3) of the Internal Revenue Code with respect to Liberty Media or any affiliate of Liberty Media.

      Liberty Media, Liberty LWR, Inc. and all of the above individuals also entered into a stockholders’ agreement pursuant to which the individuals could require Liberty Media to exchange, after five years, all or part of their common stock interest in Liberty LWR, Inc. for Liberty Media common stock at its then fair market value. In addition, Liberty Media had the right to acquire, in exchange for shares of Liberty Media common stock, the Liberty LWR, Inc. common stock interests held by such individuals at fair market value at any time. Liberty LWR, Inc. also had the right, upon termination of an individual’s employment with Liberty Media and its affiliates on or before November 2, 2005, to purchase all or a portion (depending on the date of termination of employment) of the individual’s common stock interest in Liberty LWR, Inc.

      By agreement, dated August 28, 2001, between Mr. Beddow and Liberty LWR, Inc., in connection with the termination of Mr. Beddow’s positions as a director and the Company’s Chief Executive Officer, Mr. Beddow sold to Liberty LWR, Inc. his common stock interest in Liberty LWR, Inc., which amounted to 73.125 shares of the common stock of Liberty LWR, Inc., for a price of $33,815, and waived the right to receive his deferred bonus. For more information regarding the sale of Mr. Beddow’s shares of common stock of Liberty LWR, Inc., see “COMPENSATION INFORMATION — Severance Agreements with Named Executive Officers — David Beddow” above.

      On October 25, 2001, Liberty LWR, Inc. entered into agreements with each of the other individuals who held common stock interests in Liberty LWR, Inc. to purchase such common stock interests for fair market value, which was approximately $0.10 per share on that date. As part of his agreement to sell his common stock interest in Liberty LWR, Inc., Mr. Romrell waived the right to receive his deferred bonus.

      Liberty Livewire Holdings, Inc. In July 2001, Liberty LWR, Inc. formed Liberty Livewire Holdings, Inc., also referred to as Holdings, to which Liberty LWR, Inc. contributed 2,400,000 shares of the Company’s Class B common stock and assigned $41.0 million of Liberty LWR, Inc.’s $125.0 million participation interest in the Credit Agreement pursuant to the terms of a contribution agreement dated July 26, 2001. For more information on the Credit Agreement, see “Credit Agreement with Liberty Media” above. In exchange for its contributions to Holdings, Liberty LWR, Inc. received 6,833.33 shares of preferred stock of Holdings, par value $.01 per share, and 10,000 shares of common stock of Holdings, par value $.01 per share. Liberty LWR, Inc. then sold 19.872% of its common stock interest in Holdings to William R. Fitzgerald, Larry E. Romrell and another individual (who is neither one of the Company’s directors nor one of its executive officers) for fair market value. The percentage interest sold to, and the purchase price paid by, Messrs. Fitzgerald and Romrell are as follows:

	Percentage Common Stock
Name	Interest in Holdings	Purchase Price

William R. Fitzgerald	7.9488%	$397.44
Larry E. Romrell	7.9488%	$397.44

      Liberty Media, Liberty LWR, Inc., Holdings and the three individuals also entered into a stockholders’ agreement having terms that are similar to those described above for the Liberty LWR, Inc. stockholders’ agreement. Pursuant to the Holdings stockholders’ agreement, the individuals can require Liberty Media to exchange, after four years, all or part of their common stock interest in Holdings for Liberty Media common stock at its then fair market value. In addition, Liberty Media has the right to exchange, for shares of Liberty Media common stock, the Holdings common stock interests held by such individuals at fair market value at any time. Holdings has the right, upon termination of an individual’s employment with Liberty Media and its affiliates on or prior to July 26, 2005, to purchase all or a portion (depending upon the date of termination of employment) of the individual’s common stock interest in Holdings.

      The participation interests of Liberty LWR, Inc. and Liberty Livewire Holdings, Inc. do not apply to Discretionary Loans made pursuant to supplements to the Credit Agreement.

Services Received From Liberty Media

      Liberty Media allocates salaries, benefits, business insurance and certain other general and administrative expenses (including a portion of the salary of William R. Fitzgerald, the Company’s President and Chief Executive Officer) to the Company. In addition, the Company reimburses Liberty Media for certain expenses, such as employee medical costs, paid by Liberty Media on behalf of the Company. The Company has determined the allocated and reimbursed amounts to be reasonable and equal to the fair value of the expenses charged. Amounts allocated from Liberty Media to the Company totaled $5.4 million in fiscal year 2001 and $9.3 for the first three quarters of fiscal year 2002. The increase in such amounts is primarily attributed to increased insurance coverage and cost of insurance, both for the Company and for health insurance for employees.

Services Received From SMH Entertainment, Inc.

      In connection with Liberty Media’s acquisition of a controlling interest in the Company, we, Mr. Hassanein (then a member of the Company’s board of directors who later resigned as of February 27, 2002), SMH Entertainment, Inc., a corporation under Mr. Hassanein’s control, and Liberty Media entered into a three-year consulting agreement, dated December 10, 1999, and commencing as of June 9, 2000, as amended by certain stock option agreements described below, the terms of which are as follows: (1) SMH Entertainment receives $150,000 annually as compensation for Mr. Hassanein’s consulting services to us during the term of the agreement; and (2) Mr. Hassanein received a stock option to purchase 50,000 shares of the Company’s Class A common stock at an exercise price of $7.00 per share, all of which are currently fully vested and exercisable, and an additional stock option to purchase 100,000 shares of the Company’s Class A common stock at an exercise price of $10.27 per share, all of which are currently fully vested and exercisable. The above-mentioned options were granted to Mr. Hassanein on August 6, 2001, pursuant to stock option agreements dated as of June 1, 2001, and they all expire on June 9, 2010 if not exercised prior to that date.

Registration Rights Agreement with Salah M. Hassanein

      The Company entered into a Registration Rights Agreement, dated as of June 1, 2001 with Mr. Hassanein in which the Company agreed to file a registration statement covering outstanding shares of the Company’s Class A common stock and shares of the Company’s Class A common stock underlying stock options that are currently held by Mr. Hassanein.

Contribution of Liberty Livewire, LLC by Liberty Media to the Company; Agreement with HyperTV Networks, Inc.

      The Company is a party to a contribution agreement with Liberty Media, dated December 22, 2000, whereby Liberty Media contributed to us all of Liberty Media’s interests in Liberty Livewire, LLC, which constituted 100% of the outstanding limited liability company interest of Liberty Livewire, LLC. As a result of that contribution, the Company assumed all of Liberty Livewire, LLC’s rights under the Cooperative Venture Agreement, dated April 13, 2000, by and among HyperTV Networks, Inc., Liberty Livewire, LLC and HyperTV, in which Liberty Livewire, LLC and HyperTV Networks, Inc. agreed to jointly market HyperTV.

      HyperTV Networks, Inc. is a subsidiary of ACTV, Inc. ACTV is a digital media company that provides technical and creative services, tools and proprietary applications for digital television and enhanced media. HyperTV is a suite of patented processes that enhance a television program, advertisement or other video programming of any kind, and from any source, with related and synchronized content delivered through the Internet. Under the agreement, and by virtue of the assumption of the rights under that agreement, the Company received the non-exclusive right to use certain patented technologies of ACTV in providing turnkey convergence services, including application hosting, web authoring services, data management, e-commerce and other value-added services for advertisers, television programmers, studios and networks.

      In consideration for Liberty Media’s contribution to us of its ownership interest in Liberty Livewire, LLC, the Company assumed Liberty Media’s obligation under a stock purchase warrant issued by Liberty Livewire, LLC to ACTV pursuant to the terms of the Cooperative Venture Agreement. This warrant gives ACTV the right to acquire 2,500,000 shares of the Company’s Class A common stock, at an exercise price of $30.00 per share, from Liberty Livewire, LLC. The warrant, which expires in June 2015 and includes certain registration rights, vests ratably over five years, beginning April 13, 2001.

Ascent Network Services

      On January 5, 2001, the Company entered into an Ownership Interest Purchase Agreement with ANS Acquisition Sub, Inc., its wholly owned subsidiary, and Ascent Entertainment Group, Inc., or AEG, an affiliate of Liberty Media. Pursuant to the terms of the Ownership Interest Purchase Agreement, all of the assets used in connection with the business of Ascent Network Services, a division of AEG, were transferred to LNS, a newly-formed and wholly owned subsidiary of AEG. AEG then transferred a one percent ownership interest in LNS to the Company in exchange for $300,000 in cash. In connection with the Ownership Interest Purchase Agreement between us and AEG, AEG and LNS executed a Contribution and Assumption Agreement pursuant to which LNS assumed all liabilities, obligations and commitments of AEG relating to the business of Ascent Network Services, whether before or after January 5, 2001.

      The Company also became a party to the LNS Operating Agreement with AEG. Under the LNS Operating Agreement: (1) the Company became the manager of LNS as of January 5, 2001; (2) the Company received $800,000 per month from available cash of LNS as a guaranteed payment to compensate the Company for its managerial services; (3) AEG obtained the right to receive a preferred return in the amount of 10% per annum, compounded quarterly, on the balance of its capital account as of January 5, 2001, which capital account amounted to approximately $29.7 million, calculated for the period beginning on January 5, 2001 and ending on the date on which the members of LNS receive final liquidating distributions; and (4) the Company entered into certain put-call arrangements with AEG. On September 6, 2001, the Company exercised its call option and acquired the remaining 99% interest in LNS for a purchase price of $31.3 million (net of approximately $425,000 of cash acquired), which was equal to AEG’s capital account including the preferred return on the closing date of such purchase.

Executive Officer Loan

      On April 8, 1999, Mr. Walston was granted a loan from Four Media Company in the principal amount of $2.0 million in conjunction with the execution of his agreement with Four Media Company, dated January 1, 1999, for employment as its President and Chief Executive Officer. Four Media Company became a subsidiary of the Company in June 2000 and Mr. Walston became the Company’s acting President and Chief Executive Officer in April 2001 and was the Company’s President and Chief Executive Officer from August 2001 to May 2002.

      The loan was unsecured and bore interest at an annual rate of 4.59%, compounded semiannually. Mr. Walston was required to repay the outstanding balance of the loan, if any, and any accrued interest thereon, no later than May 8, 2004. Notwithstanding the foregoing terms of the loan, Mr. Walston’s employment agreement provided that the outstanding balance of the loan, if any, and any accrued interest thereon would be automatically forgiven, upon the occurrence of any of the following events: (1) a change of control of Four Media Company during the five-year term of the loan; or (2) termination of Mr. Walston’s employment without cause or for good reason; or (3) the Company (as successor to Four Media Company) achieving $327.0 million or more in consolidated gross operating revenues (as defined in the note governing the loan) during the 365 day period beginning April 8, 2003 (referred in this proxy statement as the Measurement Period); or (4) the Company (as successor to Four Media Company) achieving $87.0 million or more in consolidated “earnings before interest, taxes, depreciation and amortization” during the Measurement Period; or (5) the board of directors, in its sole and absolute discretion, determining that the payments under the loan should be forgiven following the expiration of the Measurement Period. In April 2000, Mr. Walston agreed to waive the forgiveness of the loan that would otherwise have resulted from the acquisition of Four Media Company by Liberty Media.

      On January 25, 2002, our Compensation Committee approved, subject to stockholder approval, an amendment and restatement of the loan agreement (i) to modify the performance benchmarks, which, if satisfied, would result in a cancellation of the loan, (ii) to provide for our payment of all tax liability incurred by Mr. Walston associated with any forgiveness of the loan, and (iii) to extend the term of the loan from May 8, 2004 to February 15, 2005.

      On May 17, 2002, Mr. Walston’s employment with the Company terminated and the outstanding balance under the loan of $2.0 million plus accrued interest of $300,000 was automatically forgiven.

Consulting Agreement with Named Executive Officer

      The Company has entered into a three-year consulting agreement with Lawrence Chernoff, dated November 20, 2002, pursuant to which Mr. Chernoff’s employment with the Company will terminate effective December 31, 2002 and he will become a consultant to the Company effective January 1, 2003. Under the consulting agreement, Mr. Chernoff will provide advice, guidance and consultation to the Company with respect to (a) the operation, management, and strategic vision of the Company’s Creative Services Group, (b) marketing, client retention and development, and new business development for the Creative Services Group, and (c) new technologies and their deployment. For these services, Mr. Chernoff will be paid a minimum of $350,000 per year and will have the opportunity to earn additional compensation up to a maximum of $130,000 per year. Mr. Chernoff will receive no severance payment in connection with the termination of his employment, but 68,750 of the shares covered by Mr. Chernoff’s option to purchase 275,000 of the Corporation’s Class A common stock will vest on December 31, 2002, and will remain exercisable for so long as Mr. Chernoff remains a consultant to the Company in accordance with the terms of the Company’s 2001 Incentive Plan. The option will terminate as to the remaining 206,250 shares on January 1, 2003. Mr. Chernoff’s option to purchase a total of 57,662 shares of Liberty Media Series A common stock (46,129 shares of which have already vested) will continue to vest in accordance with its current vesting schedule and will remain exercisable for so long as Mr. Chernoff remains a consultant to the Company in accordance with the terms of the Four Media Company 1997 Stock Plan. The term of the consulting agreement will automatically extend for two additional one-year periods unless Mr. Chernoff gives prior notice of his intention to terminate the consulting agreement.

      The Company believes that the foregoing business dealings with management were based upon terms no less advantageous to the Company than those that would be available in dealing with unaffiliated persons.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s Class A common stock and other equity securities within a specified period following a change. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to us with respect to our most recent fiscal year and our actual knowledge, or written representations that no Forms 5 were required, the Company believes that, during the year ended December 31, 2001, the Company’s officers, directors and greater-than-ten-percent beneficial owners complied with all Section 16(a) filing requirements, except that Sydney Pollack, Bernard W. Schotters, George C. Platisa, Lawrence Chernoff, Scott Davis, John H. Donlon, Richard C. Fickle and Jay Singh were each late in filing one Section 16(a) form reporting one transaction and David P. Malm was late in filing three Section 16(a) forms reporting three transactions. All such Section 16 reporting requirements have been satisfied as of the date of this proxy statement.

QUARTERLY FINANCIAL DATA

	Todd-AO
	(1)	Ascent Media Group(1)

	Five	Four	Three	Three	Three	Three	Three	Three	Three	Three
	Months	Months	Months	Months	Months	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2000	2000	2000	2001	2001	2001	2001	2002	2002	2002

	(In thousands)
Net revenues	$53,243	$127,307	$125,792	$154,303	$147,702	$142,648	$148,079	$135,383	$128,649	$130,274
Gross profit	16,680	44,186	47,280	62,663	55,383	52,723	51,772	53,696	50,037	51,063
Net loss before change in accounting principle	(1,675)	(8,778)	(1,015)	(13,494)	(31,051)	(18,376)	(373,368)	(6,139)	(17,912)	(8,746)
Impairment charges(2)	—	—	—	—	—	—	307,932	—	—	—
Restructuring charges(3)	—	—	—	—	—	—	5,558	—	—	—
Change in accounting principle, net of income tax benefit(4)	—	—	—	—	—	—	—	(20,227)	—	—

Net loss	$(1,675)	$(8,778)	$(1,015)	$(13,494)	$(31,051)	$(18,376)	$(373,368)	$(26,366)	$(17,912)	$(8,746)

Per share data
Net loss per common share — basic and diluted:
Loss before change in accounting principle	$(0.16)	$(0.27)	$(0.03)	$(0.36)	$(0.81)	$(0.48)	$(9.58)	$(0.15)	$(0.45)	$(0.20)
Change in accounting principle	—	—	—	—	—	—	—	(0.51)	—	—

Net loss per common share — basic and diluted	$(0.16)	$(0.27)	$(0.03)	$(0.36)	$(0.81)	$(0.48)	$(9.58)	$(0.66)	$(0.45)	$(0.20)

(1)	For the purpose of the table above, the Company’s operating results for the four months ended September 30, 2000 and for the three months ended December 31, 2000 have been combined with the operating results of The Todd-AO Corporation, the Company’s predecessor company, after including the effects of the purchase accounting adjustments related to the June 9, 2000 acquisition of The Todd-AO Corporation by Liberty Media (also referred to in this proxy statement as the Todd Merger). The operating results are not comparable with the five months ended May 31, 2000, which do not include the effects of purchase accounting adjustments related to the Todd Merger.

(2)	During fiscal year 2001, challenging economic conditions impacted overall business trends, which contributed largely to the Company’s inability to meet our 2001 financial and operating objectives and resulted in reduced expectations and opportunities for the near term. The Company therefore evaluated the recoverability of its goodwill, intangible assets and long-lived assets carrying values pursuant to Accounting Principles Board No. 17, Intangible Assets, and Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. During the quarter ended December 31, 2001, the Company recorded asset impairment charges totaling $286.9 million, primarily representing a write-off of goodwill, intangible assets and long-lived assets of the Company’s existing feature film and entertainment sound services, and certain assets associated with the development of its fiber optic transport and IP hosting transport services. The Company recorded a charge of $21.0 million for impairment of certain equipment and fixed assets.

(3)	During the fourth quarter of fiscal year 2001, the Company completed certain restructuring activities intended to improve operating efficiencies and effectiveness and to strengthen its competitive position in the marketplace through cost and expense reductions. In connection with this initiative, the Company recorded a pre-tax restructuring charge of $5.6 million. This charge included payments of $5.2 million related to lease charges due to planned facility closures and $425,000 for employee severance payments.

(4)	Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. In accordance with the provisions of SFAS No. 142, the Company recorded a transitional impairment charge of $20.2 million against goodwill held at the Entertainment Television unit, which is part of the Company’s Creative Services group (formerly, the Pictures group). The charge has been reflected as a cumulative effect of a change in accounting principle in the three months ended March 31, 2002. Fair value of each reporting unit was obtained through an outside valuation consultant. The consultant used both the income approach and market approach in determining fair value.

WHERE TO FIND MORE INFORMATION

      The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (referred to in this section as the SEC). You may read and copy any reports, statements or other information the Company files at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-8330 for further information on the public references rooms. Our SEC filings are also available to the public from various commercial document retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

      The SEC allows the Company to incorporate by reference information into this document, which means that the Company can disclose important information to you by referring to another document filed separately with the SEC a copy of which accompanies this proxy statement. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document.

      This document incorporates by reference the following SEC filings of the Company, copies of which (excluding exhibits) accompany this proxy statement:

•	Annual Report on Form 10-K for the year ended December 31, 2001, filed on April 1, 2002;

•	Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, filed on November 15, 2002; and

•	Current Report on Form 8-K/ A, filed May 15, 2001.

      If you would like to receive copies of any of the exhibits listed in the above-referenced SEC filings, please submit a written or oral request to the Company at the following address or telephone number, and we will provide you with the requested exhibits upon the payment of a nominal fee (which fee will be limited to the expenses incurred in providing you with the requested exhibits):

Ascent Media Group, Inc. 520 Broadway, 5th Floor Santa Monica, California 90401 (310) 434-7000 Attention: Investor Relations

      If you would like to request documents from us, please do so as soon as possible, so that you may receive them before the stockholders’ meeting. You should rely on the information contained in this proxy statement and in the SEC filings incorporated by reference into this proxy statement to vote on the proposals submitted by our board of directors. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated December      , 2002. You should not assume that the information contained in this document is accurate as of any date other than such date, and the mailing of this proxy statement to stockholders of the Company should not create any implication to the contrary.

Annex A

SUPPLEMENT NO. 3

TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT

      This SUPPLEMENT NO. 3 dated as of August 13, 2002 (this “Supplement”) to the First Amended and Restated Credit Agreement dated as of December 22, 2000, as supplemented and amended (the “Credit Agreement”), is entered into by and between Liberty Livewire Corporation, a Delaware Corporation (“Livewire”), and Liberty Media, a Delaware corporation (“LMC”). Capitalized terms used in this Supplement and not defined herein have the meanings given to such terms in the Credit Agreement.

RECITALS

      A.     Section 2.01(d) of the Credit Agreement provides that LMC may, in its sole and absolute discretion, elect to increase the amount available for borrowing under the Credit Agreement, up to a maximum of $100,000,000, subject to the consent of Livewire to such increase and any applicable limitations in the Senior Credit Agreement. The Credit Agreement also provides that if LMC, in its sole and absolute discretion, elects to increase the amount available for borrowing pursuant to Section 2.01(d), the aggregate amount of such increased availability, the permitted uses thereof and any conditions or restrictions on borrowing relating thereto (in addition to the conditions in Section 4.02 of the Credit Agreement) shall be set forth in a supplement to the Credit Agreement, in such form as LMC and Livewire shall mutually agree, and any such supplement shall form a part of the Credit Agreement for all purposes thereof.

      B.     LMC, in its sole and absolute discretion, desires to increase the amount available for borrowing under the Credit Agreement by an amount up to $25,000,000 (beyond the aggregate amount outstanding on the date hereof), and Livewire desires to consent to such increase.

      C.     Pursuant to the letter dated as of June 28, 2002 to Livewire from the Bank of America, N.A., as administrative agent, and the lenders under the Senior Credit Agreement (the “Consent Letter”), LMC and Livewire may amend Section 8 of the Credit Agreement to modify the conversion rights set forth therein with respect to an additional $25,000,000 of borrowings under the Credit Agreement (beyond the aggregate amount outstanding on June 28, 2002).

      D.     Between June 28, 2002, and the date of this Supplement, LMC has made loans to Livewire pursuant to Section 2.01(d) of the Credit Agreement in the aggregate principal amount of $8,801,461.14 and LMC and Livewire have amended Section 8 of the Credit Agreement to modify the conversion rights with respect to such loans.

      E.     To the extent permitted by the Consent Letter and any further consent obtained by Livewire, LMC and Livewire desire to amend Section 8 of the Credit Agreement to modify the conversion rights set forth therein with respect to loans made pursuant to the increased availability provided for in this Supplement.

AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

      1.     Loans and Investments. Subject to the terms and conditions set forth in the Credit Agreement and this Supplement, LMC agrees to make, at its option, either Loans to or Equity Investments (as defined below) in Livewire from time to time before August 12, 2003 for the purposes described in Section 4 in an aggregate amount requested by Livewire of up to $25,000,000. “Equity Investment” means a purchase by LMC of shares of Livewire’s Class B common stock in accordance with the terms of this Supplement. Loans made pursuant to this Section 1 will constitute Loans made under and pursuant to Section 2.01(d) of the Credit Agreement. Once repaid, amounts borrowed pursuant to this Section 1 may not be reborrowed. By agreeing to make Loans pursuant to this Section 1, LMC elects to increase the amount available for borrowing under the Credit Agreement by an amount equal to $25,000,000 less the amount of any Equity Investments made hereunder, and Livewire consents to such increase.

      2.     Funding Procedures. All requests for funding under this Supplement shall be made by Livewire by delivery of a Request for Borrowing in accordance with the provisions of Section 2.02(a) of the Credit Agreement, provided, however, that the use of proceeds specified in such Request for Borrowing shall comply with Section 4 of this Supplement. At any time prior to the proposed Borrowing Date specified in such Request for Borrowing, LMC shall notify Livewire of its election to make a Loan and/or an Equity Investment and the amount of each it so elects. LMC may elect, in its sole discretion, to fund such request as a Loan, an Equity Investment or a combination of both. All Loans will be made in accordance with the provisions of the Credit Agreement. All Equity Investments will be made in accordance with the provisions of Section 3. Whether funding is made as a Loan, an Equity Investment or a combination of both, the date that such funding is provided (which shall be a Business Day) shall be referred to herein, and for all purposes of this Supplement and the Credit Agreement as supplemented hereby, as the “Borrowing Date”.

      3.     Equity Investments. To the extent that LMC makes an Equity Investment under this Supplement, LMC will purchase a number of shares of Livewire’s Class B common stock equal to the amount of such Equity Investment divided by the average daily Current Market Price for the five most recent trading days ending on and including the date which is two Business Days prior to the applicable Borrowing Date. “Current Market Price” on any day means (i) the last reported sale price (or, if no sale is reported, the average of the high and low bid prices) on The Nasdaq Stock Market on such day of Class A common stock, or (ii) if the primary trading market for Class A common stock is not The Nasdaq Stock Market, then the closing sale price regular way on such day (or, in case no such sale takes place on such day, the reported closing bid price regular way on such day) in each case on the New York Stock Exchange, or, if Class A common stock is not listed or admitted to trading on such exchange, then on the principal exchange on which Class A common stock is traded, or (iii) if the Current Market Price of Class A common stock on such day is not available pursuant to one of the methods specified above, then the average of the bid and asked prices for Class A common stock on such day as furnished by any New York Stock Exchange member firm selected from time to time by LMC for that purpose. All Equity Investments will be made pursuant to a Stock Purchase Agreement substantially in the form attached as Exhibit A (each a “Stock Purchase Agreement”).

      4.     Permitted Uses. The proceeds from Loans or Equity Investments made pursuant to this Supplement shall be used solely for expenditures which constitute Capital Expenditures as defined in the Senior Credit Agreement, payment of the principal amount of loans made pursuant to the Senior Credit Agreement or working capital.

      5.     Conditions to Funding. The obligation of LMC to make each Loan and Equity Investment is subject to the fulfillment of the following conditions:

(a) On each Borrowing Date, and after giving effect to the Loan or Equity Investment to be made on each such Borrowing Date, Livewire shall have satisfied all of the conditions set forth in Section 4.02 of the Credit Agreement.

(b) LMC shall be satisfied that all necessary consents and approvals have been obtained from, and all required notices have been provided to, all applicable Governmental Authorities and any other entity whose consent, approval or notification LMC deems to be necessary with respect to (i) the Loan or Equity Investment contemplated on such Borrowing Date and (ii) if a Loan is being made, the issuance of Class B common stock and any other applicable securities of Livewire upon conversion of the Loan, assuming for this purpose that the limitations set forth in Section 7(b) do not apply to such conversion.

(c) If a Loan is being made, Livewire shall have obtained all consents necessary to permit it to amend Section 8 of the Credit Agreement to allow modification of the conversion rights with respect to such Loan on terms which are no less favorable to LMC than the terms contemplated by Section 7(b).

(d) The issuance of the Note or other securities in connection with such Loan or Equity Investment by Livewire to LMC shall have been duly authorized by all necessary corporate and shareholder action,

including, without limitation, any action required by the rules and regulations of the Nasdaq Stock Market.

(e) Livewire shall not be in default of any of its obligations under this Supplement, including without limitation, the obligations set forth in Section 6.

(f) For each Equity Investment, Livewire shall have delivered all stock certificates and documents and satisfied all conditions set forth in the applicable Stock Purchase Agreement.

      6.     Covenants of Livewire.

      (a) Livewire shall use its commercially reasonable efforts to obtain, as soon as reasonably practicable after the date hereof, all consents necessary to permit it to amend Section 8 of the Credit Agreement to allow modification of the conversion rights with respect to any and all Loans made pursuant to Section 2.01(d) of the Credit Agreement on terms which are no less favorable to LMC than the terms contemplated by Section 7(b).

      (b) Livewire shall take all action necessary in accordance with applicable law and Livewire’s certificate of incorporation and by-laws to duly call and hold, as soon as reasonably practicable after the date hereof, an annual or special meeting of Livewire stockholders (the “Stockholder Meeting”) for the purpose of considering and voting upon the approval and adoption of the issuance of Notes and shares of Class B common stock to Liberty (whether as an Equity Investment or upon conversion of the Loan), in each case, in an amount equal to the entire commitment remaining under Section 2.01(d) of the Credit Agreement, including the amount of the commitment made by this Supplement (collectively, the “Proposal”). The business of the meeting may also include, if the Stockholder Meeting is an annual meeting, the election of directors and any other matter of the type described in clauses (1) through (4) of Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended. Unless otherwise required by the fiduciary duties of the Livewire directors to Livewire and its stockholders under applicable law, Livewire’s Board of Directors will recommend that the Livewire stockholders vote in favor of approval of the Proposal, and Livewire will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of such approval and to secure the votes of the stockholders of Livewire (and of any class or series of stockholders of Livewire) required by the Delaware General Corporation Law and the certificate of incorporation and by-laws of Livewire to effect the Proposal. LMC, as a stockholder of Livewire, hereby agrees to vote in favor of the Proposal at the Stockholder Meeting.

      7.     Conversion of Loans.

      (a) To the extent that Livewire has obtained all consents necessary to allow modification of the provisions of Section 8 of the Credit Agreement, Section 8 of the Credit Agreement is hereby modified to provide that, with respect to any Loan made pursuant to this Supplement, the Conversion Price shall be 115% of the average daily Current Market Price (as defined in this Supplement) for the five most recent trading days ending on and including the date which is two Business Days prior to the Borrowing Date with respect to such Loan, as such Conversion Price is adjusted pursuant to Section 8 of the Credit Agreement.

      (b) With respect to the issuance of Livewire securities upon conversion of any Loan, to the extent that approval of the shareholders of Livewire is required by the Nasdaq Stock Market to avoid a violation of Nasdaq Marketplace rules upon such issuance and such approval has not been obtained, LMC shall not be permitted to exercise the conversion privileges set forth in Section 8 of the Credit Agreement with respect to any affected Loan until such approval has been obtained.

      8.     Assignment by LMC. Subject to the Subordination Agreement, from time to time following the date hereof, LMC may assign to one or more parties all or any portion of its rights and obligations under this Supplement, subject to the prior written consent of Livewire (which consent shall not unreasonably be withheld). Livewire agrees that, upon an assignment pursuant to the preceding sentence, it shall execute and deliver any documents requested by LMC to effectuate such assignment.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed as of the date first above written.

LIBERTY LIVEWIRE CORPORATION

By:	/s/ WILLIAM FITZGERALD

Name: William Fitzgerald
Title: Chairman and Chief Executive Officer

LIBERTY MEDIA CORPORATION

By:	/s/ ELIZABETH M. MARKOWSKI

Name: Elizabeth M. Markowski
Title: Senior Vice President

EXHIBIT A

FORM OF STOCK PURCHASE AGREEMENT

      STOCK PURCHASE AGREEMENT, dated as of                     , 2002 (this “Agreement”), by and between Liberty Livewire Corporation, a Delaware corporation (“Issuer”), and Liberty Media, a Delaware corporation (“Buyer”).

RECITALS

      WHEREAS, pursuant to Supplement No. 3 to the First Amended and Restated Credit Agreement dated as of December 22, 2000, as supplemented and amended, by and between the Issuer and the Buyer and dated August      , 2002, Buyer desires to make an equity investment in the Issuer (the “Equity Investment”); and

      WHEREAS, the Equity Investment will be made by purchasing                               shares of Issuer’s Class B common stock, par value of $0.01 per share (the “Shares”) at a purchase price of $                    (the “Purchase Price”) and Issuer desires to issue the Shares in exchange for the Purchase Price.

AGREEMENT

      NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, and upon the terms and subject to the conditions hereof, the parties hereto agree as follows:

      1. Purchase and Sale. Subject to the terms and conditions contained herein, Issuer hereby agrees to issue to Buyer, and Buyer hereby agrees to purchase, acquire, and accept from Issuer, the Shares in consideration of the payment to the Issuer of the Purchase Price.

      2. Closing. The closing of the transaction contemplated by this Agreement (the “Closing”) will occur immediately upon the execution of this Agreement by both parties.

      3. Deliveries of Issuer at Closing. At the Closing, Issuer will deliver to Buyer a stock certificate in the name of Buyer representing the Shares.

      4. Deliveries of Buyer at Closing. At the Closing, Buyer will pay the Purchase Price to Issuer by wire transfer of immediately available funds.

      5. Representations and Warranties of Issuer. Issuer represents and warrants to Buyer that all of the Shares have been duly authorized and, when issued, will be validly issued, fully paid, and nonassessable, and immediately after the Closing, Buyer will have good title to the Shares, free and clear of all security interests, claims, liens, and encumbrances of any nature (other than restrictions on transfer arising under state or federal securities laws).

      6. Representations and Warranties of Buyer. Buyer represents and warrants to Issuer that the Shares are for its own account, for investment purposes, and not with a view to the distribution thereof. In addition, Buyer represents and warrants to Issuer that it is an “accredited investor” (as such term is defined in Rule 501 of Regulation D of the Securities Act of 1933) and it has such knowledge, sophistication, and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment and is able to bear the economic risk of such investment.

      7. Legend. Buyer acknowledges that the certificate for the Shares will contain the following restrictive legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS WHICH, IF

REQUESTED BY THE COMPANY, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY”.

      8. Miscellaneous

      a. Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of Colorado, without regard to conflicts of laws.

      b. Assignments. Neither party hereto may assign its rights or delegate its obligations hereunder without the prior written consent of the other party hereto.

      c. Counterparts. This Agreement may be executed in several counterparts and as so executed will constitute one agreement binding on the parties hereto.

      d. Further Actions after the Closing. If, subsequent to the Closing Date, further documents are reasonably requested in order to carry out the provisions and purposes of this Agreement, the parties hereto will execute and deliver such further documents.

      e. Severability. In the event that any part or parts of this Agreement are held to be unenforceable to its or their full extent, then it is the intention of the parties hereto that such part or parts be enforced to the full extent permitted under the laws, and in any event, that all other parts of this Agreement remain valid and fully enforceable as if the unenforceable part or parts had never been a part hereof.

      IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

LIBERTY LIVEWIRE CORPORATION

By:
Name:
Title:

LIBERTY MEDIA CORPORATION

By:
Name:
Title:

Proxy Card

ASCENT MEDIA GROUP, INC. REVOCABLE PROXY
Annual Meeting of Stockholders January 23, 2003
This Proxy is Solicited on Behalf of the Board of Directors of Ascent Media Group, Inc.

The undersigned hereby appoints Gavin W. Schutz and William E. Niles as proxies with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of common stock of the Company held of record by the undersigned at the close of business on December 16, 2002, at the Annual Meeting of Stockholders, to be held on January 23, 2003 and at any and all adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN. The board of directors recommends a vote “FOR” the election of the nominees named herein as directors of the Company and “FOR” each of the other proposals set forth below.

1.	Election of the following persons as Class III directors of Ascent Media Group, Inc.: NOMINEES: William R. Fitzgerald, Robert R. Bennett and Larry E. Romrell ☐ FOR ALL ☐ WITHHOLD FOR ALL ☐ EXCEPTIONS

Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name on the line below.

2.	Approval of the issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock after the date hereof pursuant to Supplement No. 3, dated as of August 13, 2002, to the First Amended and Restated Credit Agreement, dated as of December 22, 2000, between the Company and Liberty Media Corporation; the potential issuance of shares of Class B common stock and convertible notes convertible into shares of Class B common stock pursuant to future supplements to the First Amended and Restated Credit Agreement for a purchase price per share or with an initial conversion price per share, as applicable, determined in a manner no less favorable to the Company than as provided in Supplement No. 3; and the potential issuance of shares of Class B common stock upon conversion of convertible notes convertible into shares of Class B common stock issued pursuant to Supplement No. 3 and outstanding on the date hereof.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Ratification of the appointment of KPMG LLP as independent auditors for Ascent Media Group, Inc. ☐ FOR ☐ AGAINST ☐ ABSTAIN

(continued, and to be signed, on other side)

(continued from other side)

THE UNDERSIGNED ACKNOWLEDGES RECEIPT, PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, A PROXY STATEMENT DATED DECEMBER 18, 2002, THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2002, AND THE COMPANY’S CURRENT REPORT ON FORM 8-K/ A, FILED MAY 15, 2001.

☐ CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

Dated:

Print Name of Stockholder

Signature of Stockholder

Print Name of Stockholder

Signature of Stockholder

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.